UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number:	811-04930

Exact name of registrant as specified in charter:	Prudential Investment Portfolios 4

Address of principal executive offices:	655 Broad Street, 17th Floor Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French 655 Broad Street, 17th Floor Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	8/31/2021 (The Fund changed its fiscal year end from April 30)

Date of reporting period:	8/31/2021

Item 1 – Reports to Stockholders

PGIM MUNI HIGH INCOME FUND

ANNUAL REPORT

AUGUST 31, 2021

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies © 2021 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Muni High Income Fund informative and useful. The report covers performance for the period that ended August 31, 2021.

The COVID-19 pandemic had a significant impact on the global economy and markets early in 2020, but a dramatic recovery was underway as the summer began. The Federal Reserve slashed interest rates to encourage borrowing. Congress passed stimulus bills worth several trillion dollars to help consumers and businesses. And several effective COVID-19 vaccines received regulatory approval later in the year.

At the start of the period, stocks had recovered most of the steep losses they had suffered at the onset of the pandemic. Equities rallied as states reopened their economies but became more volatile in the fall as investors worried that a surge in COVID-19 infections would stall the recovery. However, rising corporate profits and economic growth, the resolution of the US presidential election, and the global rollout of approved vaccines lifted equity markets to record levels, helping stocks around the globe post gains for the full period.

Much of the bond market performed well during the period as investors sought safety in fixed income. Investment-grade bonds in the US declined slightly as the economy recovered, but global bonds and emerging market debt rose. While the 10-year US Treasury yield hovered near record lows early in the period after a significant rally in interest rates, rates moved higher later on as investors began to focus on stronger economic growth and the prospects of higher inflation. The Fed also took several aggressive actions to keep the bond markets running smoothly, restarting many of the relief programs that proved to be successful in helping end the global financial crisis in 2008-09.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This scale and investment expertise allow us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Muni High Income Fund

October 15, 2021

PGIM Muni High Income Fund    3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgiminvestments.com or by calling (800) 225-1852.

Subsequent to April 30, 2021, the Fund’s fiscal and tax year changed from an annual reporting period that ends April 30 to one that ends August 31. As a result of this change, shareholders are being provided with a short-period annual report, including audited financial statements, for the four-month period from May 1, 2021, through August 31, 2021. Please see page 8 for a more detailed look at the prevailing economic and market conditions during the 12-month period that ended August 31, 2021, and to learn how those conditions have affected Fund performance.

Performance Snapshot as of 8/31/21

Price per Share	Total Return for 4 Months Ended 8/31/21*

Class A	2.11%

Class C	1.84%

Class Z	2.19%

Class R6	2.22%

* Subsequent to April 30, 2021, the Fund’s fiscal and tax year changed from an annual reporting period that ends April 30 to one that ends August 31.

	Average Annual Total Returns as of 8/31/21
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)

Class A

(with sales charges)	4.46	3.47	5.20	—

(without sales charges)	7.97	4.16	5.55	—

Class C

(with sales charges)	6.14	3.36	4.77	—

(without sales charges)	7.14	3.36	4.77	—

Class Z

(without sales charges)	8.22	4.39	5.81	—

Class R6

(without sales charges)	8.31	N/A	N/A	5.47 (06/27/2017)

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Average Annual Total Returns as of 8/31/21
One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)

Bloomberg Municipal Bond Index

3.40	3.30	4.05	—
Bloomberg Municipal High Yield Bond Index

12.17	6.19	6.89	—

Bloomberg Municipal Bond Index (50%)/Bloomberg Municipal High Yield Bond Index (50%)

7.71	4.77	5.48	—

Average Annual Total Returns as of 8/31/21 Since Inception (%)

Class R6 (06/27/2017)

Bloomberg Municipal Bond Index	4.15

Bloomberg Municipal High Yield Bond Index	7.43

Bloomberg Municipal Bond Index (50%)/Bloomberg Municipal High Yield Bond Index (50%)	5.80

Since Inception returns are provided for any share class that has less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the class’ inception date.

Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the Bloomberg Municipal Bond Index by portraying the initial account

PGIM Muni High Income Fund     5

Your Fund’s Performance (continued)

values at the beginning of the 10-year period for Class Z shares (August 31, 2011) and the account values at the end of the current fiscal year (August 31, 2021), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier and in the following paragraphs, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z	Class R6

Maximum initial sales charge	3.25% of the public offering price.	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $500,000 or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.25%	1.00%	None	None

Benchmark Definitions

Bloomberg Municipal Bond Index—The Bloomberg Municipal Bond Index is an unmanaged index of long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed.

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Bloomberg Municipal High Yield Bond Index—The Bloomberg Municipal High Yield Bond Index is an unmanaged index of non-rated or Ba1 or below-rated municipal bonds. It gives a broad look at how non-investment-grade municipal bonds have performed.

Bloomberg Municipal Bond Index (50%) / Bloomberg Municipal High Yield Bond Index (50%)—This is a custom blend of the Bloomberg Municipal Bond Index (50%) and the Bloomberg Municipal High Yield Bond Index (50%).

Investors cannot invest directly in an index. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

Distributions and Yields as of 8/31/21
	Total Distributions Paid for 4 Months**** ($)	SEC 30-Day Subsidized Yield* (%)	Taxable Equivalent 30-Day Subsidized Yield*** at Federal Tax Rates of		SEC 30-Day Unsubsidized Yield** (%)	Taxable Equivalent 30-Day Unsubsidized Yield*** at Federal Tax Rates of
			37.0 (%)	40.8 (%)		37.0 (%)	40.8 (%)
Class A	0.11	0.85	1.35	1.44	0.83	1.32	1.40
Class C	0.08	0.20	0.32	0.34	0.17	0.27	0.29
Class Z	0.11	1.11	1.76	1.88	1.05	1.67	1.77
Class R6	0.12	1.21	1.92	2.04	1.14	1.81	1.93

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements). The investor experience is represented by the SEC 30-Day Subsidized Yield.

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses. The investor experience is represented by the SEC 30-Day Subsidized Yield.

***Some investors may be subject to the federal alternative minimum tax (AMT) and/or state and local taxes. Taxable equivalent yields reflect federal taxes only. The taxable equivalent yield is the yield an investor would have to earn on a taxable investment in order to equal the yield provided by a tax-exempt municipal bond. The taxable equivalent yields presented in the table use the highest marginal federal individual income tax rate (37.0%) and the highest marginal federal individual income tax rate plus the 3.8% net investment income tax (40.8%).

****The data represents total dividends paid from April 30, 2021 to August 31, 2021.

PGIM Muni High Income Fund     7

Your Fund’s Performance (continued)

Credit Quality expressed as a percentage of total investments as of 8/31/21 (%)
AAA	2.7
AA	12.5
A	23.7
BBB	27.6
BB	7.3
B	1.4
CCC	1.3
NR	21.3
Cash/Cash Equivalents	2.2
Total	100.0

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change.

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Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM Muni High Income Fund’s Class Z shares returned 8.22% in the 12-month reporting period that ended August 31, 2021, outperforming 3.40% return of the Bloomberg Municipal Bond Index (the Index).

What were the market conditions?

●

Municipal securities exhibited solid performance during the reporting period, as the fixed income markets stabilized and eventually recovered from the market upheaval in the spring of 2020 that was triggered by the COVID-19 pandemic and related shutdowns. The Federal Reserve (the Fed) and the US Treasury took unprecedented steps to stabilize the markets, including establishing the Municipal Liquidity Facility that facilitated borrowing for issuers experiencing hardship and difficulty accessing the market. Direct federal aid was also provided to state and local governments to help offset lost revenues during the crisis. Mutual fund flows subsequently turned positive and have remained positive since then, with inflows from the beginning of 2021 through the end of the period totaling $83.5 billion, according to Lipper.

●

On the issuance front, supply was manageable during the period, contributing to a favorable supply-demand environment. For the full period, municipal bonds significantly outperformed Treasury bonds across the yield curve. (A yield curve is a line graph that illustrates the relationship between the yields and maturities of fixed income securities. It is created by plotting the yields of different maturities for the same type of bonds.)

●

During the period, the Fed kept the federal funds target rate in a range of 0.00%–0.25%, and it is maintaining a very accommodative policy as the economic recovery continues. Tapering of asset purchases by the Fed is likely to commence by year-end and continue into 2022, but the specific timing and scale will depend on financial conditions. The municipal yield curve flattened during the period, as short-end rates rose while rates declined on the long end.

What worked?

●

The Fund’s longer duration versus the Index added to performance, as yields moved lower during most of the reporting period. (Duration measures the sensitivity of the price—the value of principal—of a bond to a change in interest rates.)

●	The Fund’s overweight relative to the Index in BBB-rated bonds, including Illinois and Chicago general obligation bonds, contributed to performance as spreads tightened during the period.

●	The Fund’s overweight relative to the Index to Puerto Rico Aqueduct and Sewer Authority bonds contributed to performance as spreads tightened.

What didn’t work?

●	The Fund’s overweight relative to the Index in higher-quality healthcare names, including hospitals and lifecare facilities, detracted from performance as they lagged during the reporting period.

PGIM Muni High Income Fund     9

Strategy and Performance Overview (continued)

●	The Fund’s overweight relative to the Index in the pre-pay gas sector detracted from performance, as the spread compression lagged that of the general market’s move in spreads.

Did the Fund use derivatives?

The Fund sold futures contracts on US Treasuries to shorten the portfolio’s duration, which reduced its sensitivity to changes in the level of rates. Overall, this strategy had a modestly negative impact on performance during the reporting period.

Current outlook

●

PGIM Fixed Income expects the strong technical environment will likely weaken a bit early in the reporting period, as net supply is expected to turn positive. However, PGIM Fixed Income expects this to be relatively short lived, believing that technicals likely will improve toward year-end with negative net supply. PGIM Fixed Income would view any spread widening during a softer technical period as an attractive buying opportunity.

●

In general, municipal credit is solidly positioned based on the strong economic rebound that began in the second half of 2020 and the significant amount of federal aid received via various stimulus packages. Near-term focus for the municipal market will be on Congress and the details of a final infrastructure bill. While inclusion of a Build America Bond type of program would be beneficial to issuers over time, PGIM Fixed Income would not anticipate a significant increase in taxable municipal issuance near term given the current health of the tax-exempt market. Municipal market participants will also pay close attention to any progress made toward resurrecting tax-exempt advance refundings for issuers. PGIM Fixed Income would not be surprised if these measures were excluded from a final infrastructure bill.

●

Finally, any increase in personal or corporate income tax rates to fund projects identified in a final infrastructure bill will add to the benefit of owning tax-exempt municipal bonds for a variety of constituents, in PGIM Fixed Income’s view.

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Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended August 31, 2021. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information

PGIM Muni High Income Fund     11

Fees and Expenses (continued)

provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Muni High Income Fund		Beginning Account Value March 1, 2021	Ending Account Value August 31, 2021	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual**	$1,000.00	$1,041.80	0.80%	$2.75
	Hypothetical	$1,000.00	$1,021.17	0.80%	$4.08
Class C	Actual**	$1,000.00	$1,037.80	1.58%	$5.43
	Hypothetical	$1,000.00	$1,017.24	1.58%	$8.03
Class Z	Actual**	$1,000.00	$1,043.10	0.57%	$1.96
	Hypothetical	$1,000.00	$1,022.33	0.57%	$2.91
Class R6	Actual**	$1,000.00	$1,043.50	0.48%	$1.65
	Hypothetical	$1,000.00	$1,022.79	0.48%	$2.45

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended August 31, 2021, and divided by the 365 days in the Fund’s fiscal year ended August 31, 2021 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

**“Actual” expenses are calculated using 123-day period ended August 31, 2021 due to fiscal year-end change from April 30 to August 31.

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PGIM Muni High Income Fund

Schedule of Investments

as of August 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS 100.6%

MUNICIPAL BONDS

Alabama 0.4%
Jefferson Cnty. Swr. Rev.,
Sr. Lien, Warrants, Series A, Rfdg., AGM	5.000%	10/01/44	500	$550,635
Sr. Lien, Warrants, Series A, Rfdg., AGM	5.250	10/01/48	500	552,225
Southeast Energy Auth. Cooperative Dist. Rev.,
Proj. No. 2, Series B (Mandatory put date 12/01/31)	4.000(cc)	12/01/51	2,500	3,088,900

				4,191,760

Alaska 0.8%
Alaska Indl. Dev. & Export Auth. Rev.,
Tanana Chiefs Conference Proj., Series A	4.000	10/01/49	4,320	4,949,208
Northern Tob. Secur. Corp. Rev.,
Sr. Series A, Class 1, Rfdg.	4.000	06/01/50	2,000	2,340,380
Sr. Series B-2, Class 2, Rfdg., CABS	3.163(t)	06/01/66	1,000	226,260
Valdez Rev.,
ExxonMobil Proj., Rfdg., FRDD (Mandatory put date 09/01/21)	0.010(cc)	12/01/29	1,425	1,425,000

				8,940,848

Arizona 4.4%
Arizona Indl. Dev. Auth. Rev.,
Basis Schs. Proj., Series A, Rfdg., 144A	5.375	07/01/50	1,000	1,150,170
Cadence Campus Proj., Series A, 144A	4.000	07/15/50	1,600	1,709,792
Macombs Facs. Proj., Series A, Social Bonds	4.000	07/01/61	1,000	1,132,360
Pinecrest Academy-Horizon Inspirada & St. Rose Campus, Series A, 144A	5.750	07/15/48	1,500	1,696,665
Somerset Academy of LV-Aliante & Skye Canyon Campus Proj., Series A, 144A	4.000	12/15/51	700	755,230
Glendale Indl. Dev. Auth. Rev.,
Royal Oaks Inspirata Pointe Proj., Series A	5.000	05/15/56	1,500	1,686,450
Maricopa Cnty. Indl. Dev. Auth. Rev.,
Honorhealth, Series A	4.000	09/01/51	1,250	1,461,050
Horizon Cmnty. Learning Ctr., Rfdg.	5.000	07/01/35	2,000	2,244,760
Reid Traditional Schs. Projs.	5.000	07/01/47	1,000	1,143,670
Phoenix City Indl. Dev. Auth. Rev.,
Basis Schs. Projs., Rfdg., 144A	5.000	07/01/45	1,000	1,108,760
Basis Schs. Projs., Series A, Rfdg., 144A	5.000	07/01/46	1,000	1,108,090
Great Hearts Academies Proj.	5.000	07/01/44	2,250	2,485,597

See Notes to Financial Statements.

PGIM Muni High Income Fund     13

PGIM Muni High Income Fund

Schedule of Investments (continued)

as of August 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Arizona (cont’d.)

Pima Cnty. Indl. Dev. Auth. Rev.,
Tucson Elec. Pwr. Co. Proj., Rfdg.	4.000%	09/01/29	3,000	$3,157,500
Salt Verde Finl. Corp. Rev.,
Sr. Gas Rev., Sr. Bonds	5.000	12/01/32	4,890	6,469,177
Sr. Gas Rev., Sr. Bonds	5.000	12/01/37	12,300	17,311,143
Tempe Indl. Dev. Auth. Rev.,
Friendship Vlg.	5.000	12/01/50	1,045	1,126,353
Friendship Vlg., Series A, Rfdg.	6.250	12/01/42	1,000	1,006,280

				46,753,047

California 7.8%

ABAG Fin. Auth. for Nonprofit Corp. Rev.,
Episcopal Sr. Cmnty., Rfdg.	6.125	07/01/41	775	778,588
California Cnty. Tob. Secur. Agcy. Rev.,
Sr. Series A, Rfdg.	4.000	06/01/49	1,000	1,179,380
Sub. Series B-1, Rfdg.	5.000	06/01/49	2,100	2,596,797
Sub. Series B-2, Rfdg., CABS	3.176(t)	06/01/55	3,000	608,280
California Hlth. Facs. Fing. Auth. Rev., Lucile Salter Packard Children’s Hosp. at Stanford, Series A, Rfdg.(hh)	4.000	05/15/51	2,500	2,876,900
California Infrast. & Econ. Dev. Bank Rev.,
Sr. Bonds, WFCS Port. Proj., Series A-1, 144A	5.000	01/01/56	500	583,090
California Muni. Fin. Auth. Rev.,
ExxonMobil Proj., Rfdg., FRDD (Mandatory put date 09/01/21)	0.020(cc)	12/01/29	4,200	4,200,000
Series A, 144A	5.000	12/01/54	500	570,795
Series A, 144A	5.500	06/01/48	750	837,217
Sr. Lien-LINXS APM Proj., AMT	5.000	12/31/43	2,000	2,430,300
California Poll. Ctrl. Fing. Auth. Rev.,
Green Bond, Calplant I Proj., AMT, 144A	8.000	07/01/39(d)	2,750	1,849,375
California Sch. Fin. Auth. Rev.,
Alliance Clg.-Ready Pub. Schs., Series A, 144A	5.000	07/01/45	750	857,558
KIPP LA Proj., Series A, 144A	5.000	07/01/45	650	743,256
KIPP LA Proj., Series A, 144A	5.000	07/01/47	820	976,817
California St. Pub. Wks. Brd. Lease Rev.,
Judicial Council Proj., Series D	5.000	12/01/31	1,000	1,011,890
California Statewide Cmntys. Dev. Auth. Rev.,
899 Charleston Proj., Series A, Rfdg., 144A	5.250	11/01/44	750	796,822
CHF Irvine LLC, Rfdg.	5.000	05/15/29	1,405	1,679,045

See Notes to Financial Statements.

PGIM Muni High Income Fund

Schedule of Investments (continued)

as of August 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

California (cont’d.)

California Statewide Cmntys. Dev. Auth. Rev., (cont’d.)
CHF Irvine LLC, Rfdg.	5.000%	05/15/40	1,030	$1,214,937
Loma Linda Univ. Med. Ctr., Series A, 144A	5.250	12/01/43	4,475	5,431,979
Loma Linda Univ. Med. Ctr., Series A, 144A	5.250	12/01/56	3,500	3,992,870
Loma Linda Univ. Med. Ctr., Series A, 144A	5.500	12/01/58	1,530	1,851,836
Loma Linda Univ. Med. Ctr., Series A, Rfdg.	5.250	12/01/44	2,500	2,838,075
Golden St. Tob. Secur. Corp., Tob. Settlement Rev.,
Asset Bkd., 1st Sub. Series B, Rfdg., CABS	(5.000)(t)	06/01/47	10,100	2,274,318
Asset Bkd., Sr., Series A-2, Rfdg., CABS	5.300(cc)	06/01/37	5,000	5,168,700
Series A-1, Rfdg.	5.000	06/01/47	5,235	5,408,802
Series A-1, Rfdg.	5.250	06/01/47	5,150	5,330,301
Series A-2, Rfdg.	5.000	06/01/47	1,500	1,549,725
Inland Vlly. Dev. Agcy.,
Tax Alloc., Series A, Rfdg.	5.000	09/01/44	1,000	1,097,950
Irvine Unified Sch. Dist.,
Spl. Tax, Series A	4.000	09/01/44	1,000	1,085,340
Lincoln Pub. Fing. Auth.,
Tax Alloc., Twelve Bridges, Sub. Series B, Rfdg.	6.000	09/02/27	936	940,296
Long Beach Bond Fin. Auth. Nat. Gas Pur. Rev.,
Series A	5.000	11/15/35	3,800	5,309,132
Series A	5.500	11/15/37	685	1,028,144
M-S-R Energy Auth. Rev.,
Series A	6.500	11/01/39	2,060	3,389,627
Series A	7.000	11/01/34	1,650	2,586,045
Northern California Tob. Secur. Auth. Rev.,
Sr. Sacramento Co. Tob. Sec. Corp., Series B-2, Class 2, Rfdg., CABS	3.178(t)	06/01/60	3,500	873,705
Riverside Cnty. Pub. Fing. Auth. Rev.,
Cap. Facs. Proj.	5.250	11/01/45	1,000	1,182,450
Roseville,
Spl. Tax, Fiddyment Ranch Cmnty. Facs	4.000	09/01/50	1,000	1,130,750
Sacramento,
Spl. Tax	4.000	09/01/46	750	852,975
Spl. Tax	4.000	09/01/50	1,000	1,132,580
San Buenaventura Rev.,
Cmnty. Mem. Hlth. Sys. (Pre-refunded date 12/01/21)(ee)	7.500	12/01/41	1,000	1,018,440
Cmnty. Mem. Hlth. Sys. (Pre-refunded date 12/01/21)(ee)	8.000	12/01/26	500	509,690

See Notes to Financial Statements.

PGIM Muni High Income Fund     15

PGIM Muni High Income Fund

Schedule of Investments (continued)

as of August 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

California (cont’d.)

Santa Margarita Wtr. Dist.,
Spl. Tax, Cmnty. Facs. Dist. No. 2013-1	5.625%	09/01/36	645	$698,941
Southern California Tob. Secur. Auth. Rev.,
San Diego Co. Tob., Rfdg., CABS	3.178(t)	06/01/54	3,000	594,120

				83,067,838

Colorado 3.5%

City & Cnty. of Denver Arpt. Sys. Rev.,
Sub. Sys., Series A, Rfdg., AMT	4.000	12/01/48	2,000	2,252,860
Colorado Edl. & Cultural Facs. Auth. Rev.,
Aspen View Academy Proj.	4.000	05/01/61	550	603,102
Impt. Chrt. Sch. Skyview Academy Proj., Rfdg., 144A	5.375	07/01/44	1,350	1,440,774
Impt. Chrt. Sch. Univ. LA, Rfdg.	5.000	12/15/45	1,000	1,116,670
Rfdg.	5.000	11/01/44	885	970,252
Windsor Chrt. Sch., Rfdg.	5.000	09/01/46	1,390	1,391,529
Colorado Hlth. Facs. Auth. Rev.,
Adventhealth Oblig. Grp., Series A, Rfdg.	4.000	11/15/50	5,000	5,987,600
Commonspirit Hlth., Series A, Rfdg.	4.000	08/01/49	5,140	5,869,109
Covenant Living Cmntys., Series A, Rfdg.	4.000	12/01/50	2,000	2,271,360
Covenant Retirement Cmntys., Rfdg.	5.000	12/01/35	1,250	1,438,825
Impt. Bonds, Chrisitna Living Neighborhoods, Rfdg.(hh)	4.000	01/01/42	1,000	1,103,590
Vail Vlly. Med. Ctr. Proj.	4.000	01/15/45	2,500	2,721,650
Park Creek Met. Dist. Ltd. Ppty. Tax Alloc. Rev.,
Sr. Lmt. Prop. TA., Rfdg.	5.000	12/01/45	1,500	1,720,455
Plaza Co. Met. Dist. No. 1,
Tax Alloc., Rfdg., 144A	5.000	12/01/40	1,000	1,031,040
Pub. Auth. Energy Nat. Gas Pur. Rev.,
Nat. Gas Util. Imps.	6.500	11/15/38	4,045	6,324,236
Sterling Ranch Cmnty. Auth. Brd. Rev.,
Series A, Rfdg.	4.250	12/01/50	1,000	1,098,180

				37,341,232

See Notes to Financial Statements.

PGIM Muni High Income Fund

Schedule of Investments (continued)

as of August 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Connecticut 0.3%

Connecticut St. Hlth. & Edl. Facs. Auth. Rev.,
Stamford Hosp. Iss. Forward Delivery, Series M, Rfdg.(hh)	4.000%	07/01/42	1,000	$1,148,950
Harbor Point Infrast. Impt. Dist.,
Tax Alloc., Harbor Point Proj., Rfdg., 144A	5.000	04/01/39	2,000	2,360,860

				3,509,810

Delaware 0.2%

Delaware St. Econ. Dev. Auth. Rev.,
Newark Chrt. Sch., Inc., Series A, Rfdg.	5.000	09/01/46	500	583,005
Delaware St. Hlth. Facs. Auth. Rev.,
Nanticoke Mem. Hosp., Rfdg. (Pre-refunded date 07/01/23)(ee)	5.000	07/01/32	1,375	1,497,169

				2,080,174

District of Columbia 2.0%

Dist. of Columbia Rev.,
Dist. of Columbia Intl. Oblig. Grp.	5.000	07/01/54	1,000	1,182,000
Friendship Pub. Chrt. Sch. (Pre-refunded date 12/01/22)(ee)	5.000	06/01/42	3,500	3,707,760
KIPP Chrt. Sch., Rfdg. (Pre-refunded date 07/01/23)(ee)	6.000	07/01/43	850	939,284
KIPP Chrt. Sch., Rfdg. (Pre-refunded date 07/01/23)(ee)	6.000	07/01/48	725	801,154
KIPP DC Iss., Series A, Rfdg.	5.000	07/01/37	1,250	1,508,550
KIPP DC Proj.	4.000	07/01/49	1,000	1,128,150
Rfdg.	5.000	06/01/40	1,500	1,770,285
Rfdg.	5.000	06/01/55	1,500	1,735,290
Rocketship DC Oblig. Grp., Series A, 144A	5.000	06/01/49	2,000	2,276,580
Metropolitan Washington D.C. Arpt. Auth. Sys. Rev.,
Dulles Toll Rd., Series A, Rfdg.	5.000	10/01/53	2,500	2,562,425
Dulles Toll Rd., Sub. Series B, Rfdg.	4.000	10/01/49	2,000	2,298,420
Series A, Rfdg., AMT	4.000	10/01/51	1,000	1,169,100

				21,078,998

Florida 10.0%

Broward Cnty. Arpt. Sys. Rev.,
Series A, AMT	4.000	10/01/49	3,000	3,413,430

See Notes to Financial Statements.

PGIM Muni High Income Fund     17

PGIM Muni High Income Fund

Schedule of Investments (continued)

as of August 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Florida (cont’d.)

Broward Cnty. Arpt. Sys. Rev., (cont’d.)
Series A, AMT (Pre-refunded date 10/01/23)(ee)	5.250%	10/01/43	1,500	$1,655,550
Broward Cnty. Port Facs. Rev.,
Sr. Bonds, Series B, AMT	4.000	09/01/49	2,000	2,282,420
Capital Tr. Agcy. Rev.,
Air Cargo, Aero Miami FX LLC, Sr. Lien, Series A, Rfdg.	5.350	07/01/29	1,515	1,521,075
Edl. Growth Fund LLC Chrt. Sch. Port Proj., Series A-1, 144A	5.000	07/01/56	1,000	1,178,850
WFCS Port. Proj., Series A-1, 144A	5.000	01/01/56	500	585,230
Wonderful Fndtn. Chrt. Sch. Port., Series A-1, 144A	5.000	01/01/55	3,000	3,417,480
Citizens Ppty. Ins., Inc. Rev.,
Sr. Sec’d., Series A-1	5.000	06/01/22	1,000	1,035,490
Cityplace CDD.,
Spl. Assmt., Rfdg.	5.000	05/01/26	1,000	1,139,260
Davie Edl. Facs. Rev.,
Nova Southeastern Univ. Proj., Series A (Pre-refunded date 04/01/23)(ee)	5.625	04/01/43	500	543,205
Nova Southeastern Univ. Proj., Series A (Pre-refunded date 04/01/23)(ee)	6.000	04/01/42	1,000	1,092,330
Florida Dev. Fin. Corp. Rev.,
Bay Area Chrt. Fndtn., Series A (Pre-refunded date 12/15/21)(ee)	7.750	06/15/42	2,000	2,043,720
Glendridge on Palmer Ranch Proj., Rfdg.	5.000	06/01/51	2,000	2,304,360
Green Bond, Brightline Passenger Rail, Rmkt., Series B, AMT, 144A	7.375	01/01/49	2,000	2,191,200
Mater Academy Proj., Series A, 144A	5.000	06/15/55	1,000	1,125,460
Renaissance Chrt. Sch., Rfdg., 144A	5.000	09/15/50	2,000	2,205,780
River City Science Academy Proj., Series A	4.000	07/01/45	565	623,737
River City Science Academy Proj., Series A	4.000	07/01/55	2,460	2,697,981
Virgin Trains USA Pass, Series A, Rfdg., AMT
(Mandatory put date 01/01/29), 144A	6.500(cc)	01/01/49	4,210	4,352,382
Wst. Pro USA, Inc. Proj., AMT	3.000	06/01/32	2,500	2,628,000
Florida Higher Edl. Facs. Finl. Auth. Rev.,
Ringling Clg. Proj.	5.000	03/01/42	4,795	5,536,115
Greater Orlando Aviation Auth. Rev.,
Priority Sub. Series A, AMT	4.000	10/01/52	3,350	3,702,688
Priority Sub. Series A, AMT	5.000	10/01/52	2,000	2,379,360
Spl. Purp., JetBlue Airways Corp. Proj., Rfdg.	5.000	11/15/36	4,700	5,050,009
Hillsborough Cnty. Indl. Dev. Auth. Rev.,
Tampa Gen. Hosp. Proj., Series A	4.000	08/01/50	2,500	2,899,975

See Notes to Financial Statements.

PGIM Muni High Income Fund

Schedule of Investments (continued)

as of August 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Florida (cont’d.)
Indigo Cmnty. Dev. Dist.,
Spl. Assmt.^	5.750%	05/01/36(d)	820	$483,800
Jacksonville Rev.,
Brooks Rehabitation Proj., Rfdg.	4.000	11/01/45	1,000	1,141,360
Lakewood Ranch Stewardship Dist.,
Spl. Assmt., Lakewood Centre North Proj.	4.875	05/01/45	1,000	1,062,560
Spl. Assmt., Lakewood Nat’l. & Polo Run Projs.	4.625	05/01/27	500	544,215
Spl. Assmt., Lakewood Nat’l. & Polo Run Projs.	5.375	05/01/47	1,000	1,117,900
Spl. Assmt., N E Sector Proj., Phase 1B	5.450	05/01/48	1,000	1,158,790
Spl. Assmt., N E Sector Proj., Phase 2B, Rfdg., 144A	4.000	05/01/50	750	798,667
Spl. Assmt., Stewardship Dist., Azario Proj.	4.000	05/01/50	1,000	1,064,890
Spl. Assmt., Vlg. Lakewood Ranch S. Proj.	4.250	05/01/26	250	264,443
Spl. Assmt., Vlg. Lakewood Ranch S. Proj.	5.125	05/01/46	1,300	1,414,972
Miami Beach Hlth. Facs. Auth. Rev.,
Mt. Sinai Med. Ctr. of Florida, Series B(hh)	4.000	11/15/51	2,000	2,327,560
Miami-Dade Cnty. Seaport Dept. Rev.,
Sub. Series B-1, Rfdg., AMT(hh)	4.000	10/01/50	2,505	2,899,613
Midtown Miami Cmnty. Dev. Dist.,
Spl. Assmt., Pkg. Garage Proj., Series A, Rfdg.	5.000	05/01/37	1,980	2,061,437
North Sumter Cnty. Util. Dependent Dist. Rev.,
Solid Wste.	5.000	10/01/42	2,000	2,092,220
Orange Cnty. Hlth. Facs. Auth. Rev.,
Orlando Hlth. Oblig. Grp., Series A	4.000	10/01/49	3,450	3,959,117
Osceola Cnty. Trans. Rev.,
Series A-1, Rfdg.	4.000	10/01/54	1,500	1,707,435
Series A-2, Rfdg., CABS	2.682(t)	10/01/54	1,000	325,570
Palm Beach Cnty. Hlth. Facs. Auth. Rev.,
BRRH Corp. Oblig. Grp., Rfdg. (Pre-refunded date 12/01/24)(ee)	5.000	12/01/31	500	576,485
Sinai Residences Boca Raton Proj., Series A, Rfdg.	7.500	06/01/49	1,000	1,061,800
Sarasota Cnty. Pub. Hosp. Dist. Rev.,
Sarasota Mem. Hosp.	4.000	07/01/48	5,000	5,692,550
South Miami Hlth. Facs. Auth., Inc. Rev.,
Baptist Hlth. South Florida, Rfdg.	5.000	08/15/47	1,000	1,226,230
St. Johns Cnty. Indl. Dev. Auth. Rev.,
Vicar’s Landing Proj., Series A, Rfdg.	4.000	12/15/46	1,500	1,649,655
Tallahassee Hlth. Facs. Mem. Rev.,
Tallahassee Mem. Hlth., Inc., Series A	5.000	12/01/55	1,430	1,645,258
Vlg. CDD No. 07,
Spl. Assmt., Fla., Rfdg.	4.000	05/01/36	1,790	1,978,773

See Notes to Financial Statements.

PGIM Muni High Income Fund     19

PGIM Muni High Income Fund

Schedule of Investments (continued)

as of August 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Florida (cont’d.)
Vlg. CDD No. 09,
Spl. Assmt., Fla., Rfdg.	5.500%	05/01/42	1,915	$1,943,208
Vlg. CDD No. 10,
Spl. Assmt., Fla.	5.125	05/01/43	970	1,001,768
Spl. Assmt., Fla.	6.000	05/01/44	700	742,161
Vlg. CDD No. 11,
Spl. Assmt., Fla.	4.500	05/01/45	1,310	1,382,784
Vlg. CDD No. 12,
Spl. Assmt., Fla., 144A	4.250	05/01/43	2,765	2,972,762
Vlg. CDD No. 13,
Spl. Assmt., Fla.	3.550	05/01/39	495	526,631
Spl. Assmt., Fla.	3.700	05/01/50	995	1,052,819
Spl. Assmt., Fla., 144A	3.500	05/01/51	1,210	1,252,967

				106,735,487

Georgia 0.7%
Burke Cnty. Dev. Auth. Rev.,
Oglethorpe Pwr. Corp.-Vogtle Proj., Series D, Rfdg.	4.125	11/01/45	2,000	2,230,940
George L Smith II Congress Ctr. Auth. Rev.,
Convention Ctr. Hotel, 1st Tier, Series A	4.000	01/01/54	500	569,740
Convention Ctr. Hotel, 2nd Tier, Series B, 144A	5.000	01/01/54	500	589,515
Muni. Elec. Auth. of Georgia Rev.,
Plant Vogtle Units 3&4 Proj., Series A, Rfdg.	4.000	01/01/51	500	570,260
Priv. Clgs. & Univs. Auth. Rev.,
Mercer Univ. Proj., Rfdg.	4.000	10/01/50	500	589,770
Savannah Clg. of Art & Design Proj.	5.000	04/01/44	1,500	1,657,470
Rockdale Cnty. Dev. Auth. Rev.,
Pratt Paper LLC Proj., Rfdg., AMT, 144A	4.000	01/01/38	1,000	1,113,690

				7,321,385

Guam 0.1%
Guam Govt. Wtrwks. Auth. Rev.,
Series A	5.000	01/01/50	1,000	1,222,190

Hawaii 0.3%
Hawaii St. Dept. Budget & Fin. Rev.,
Pac. Hlth. Oblig., Series A, Rfdg.	5.500	07/01/43	2,500	2,744,725

See Notes to Financial Statements.

PGIM Muni High Income Fund

Schedule of Investments (continued)

as of August 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Illinois 13.5%
Chicago Brd. of Ed.,
Series A, GO	5.000%	12/01/41	1,000	$1,265,850
Series A, GO	5.500	12/01/39	635	642,099
Series A, GO, 144A	7.000	12/01/46	1,500	1,960,965
Series A, GO, Rfdg.	4.000	12/01/27	500	586,940
Series A, GO, Rfdg.	5.000	12/01/35	500	618,980
Series A, GO, Rfdg.	7.000	12/01/44	3,390	4,139,122
Series C, GO	5.250	12/01/35	1,015	1,138,018
Series D, GO	5.000	12/01/46	2,470	2,994,949
Series G, GO, Rfdg.	5.000	12/01/34	2,155	2,618,864
Series H, GO	5.000	12/01/46	2,390	2,833,584
Chicago Brd. of Ed. Rev.,
Spl. Tax	6.000	04/01/46	1,500	1,867,050
Chicago O’Hare Int’l. Arpt. Rev.,
Gen., Sr. Lien, Series B, Rfdg., AGM	4.000	01/01/53	3,005	3,414,581
Gen., Sr. Lien, Series C, Rfdg., AMT	5.375	01/01/39	1,500	1,596,510
Series C, Rfdg., AMT	4.375	01/01/40	2,000	2,226,460
Trips Oblig. Grp., AMT	5.000	07/01/48	1,000	1,195,500
Chicago Trans. Auth. Rev., 2nd Lien	5.000	12/01/46	5,000	5,915,650
Series A, Rfdg.	4.000	12/01/50	1,000	1,136,360
Chicago Wstewtr. Transmn. Rev., 2nd Lien, Rmkt., Series C, Rfdg.	5.000	01/01/39	3,355	3,807,757
Chicago, IL,
Rmkt., Series 2003 B, GO, Rfdg.	5.000	01/01/23	750	795,158
Rmkt., Series 2005 D, GO, Rfdg.	5.500	01/01/37	6,520	7,478,309
Rmkt., Series 2007 E, GO, Rfdg.	5.500	01/01/35	3,000	3,445,560
Series A, GO	5.500	01/01/39	1,865	2,136,954
Series A, GO, Rfdg.	5.000	01/01/27	1,525	1,840,675
Series A, GO, Rfdg.	5.000	01/01/31	1,500	1,919,685
Series A, GO, Rfdg.	5.000	01/01/34	3,650	4,004,086
Series A, GO, Rfdg.	5.500	01/01/49	3,000	3,741,150
Series A, GO, Rfdg.	6.000	01/01/38	2,500	3,127,775
Series C, GO, Rfdg.	5.000	01/01/26	1,000	1,176,180
Series C, GO, Rfdg.	5.000	01/01/38	2,500	2,877,425
Illinois Edl. Facs. Auth. Rev.,
Field Museum of Natural History, Rmkt.	4.450	11/01/36	1,075	1,258,825
Illinois Fin. Auth. Rev.,
Impt. Chicago Intl., Rfdg.	5.000	12/01/47	1,000	1,133,500
Northshore Univ. Hlth. Sys., Series A, Rfdg.	4.000	08/15/41	1,000	1,195,000

See Notes to Financial Statements.

PGIM Muni High Income Fund     21

PGIM Muni High Income Fund

Schedule of Investments (continued)

as of August 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Illinois (cont’d.)
Illinois Fin. Auth. Rev., (cont’d.)
Plymouth Place, Inc., Rfdg.	5.000%	05/15/51	1,835	$2,131,114
Presence Hlth. Netw., Series C, Rfdg. (Pre-refunded date 02/15/27)(ee)	4.000	02/15/41	10	11,938
Presence Hlth. Netw., Series C, Rfdg. (Pre-refunded date 02/15/27)(ee)	4.000	02/15/41	265	316,344
Presence Hlth. Netw., Series C, Unrefunded, Rfdg.	4.000	02/15/41	5,725	6,540,813
Social Bonds, Learn Chrt. Sch. Proj., Rfdg.	4.000	11/01/51	350	403,221
The Carle Fndtn., Series A, Rfdg.	3.000	08/15/48	3,580	3,831,602
The Carle Fndtn., Series A, Rfdg.	4.000	08/15/48	1,400	1,665,174
Illinois St.,
GO	4.000	06/01/36	3,000	3,318,420
GO	5.000	04/01/31	2,000	2,204,240
GO	5.000	01/01/32	1,335	1,562,471
GO	5.000	05/01/33	950	1,047,461
GO	5.000	03/01/36	1,800	1,836,936
GO	5.000	05/01/36	2,000	2,201,860
GO	5.000	02/01/39	2,215	2,413,951
GO	5.000	05/01/39	2,000	2,196,320
GO	5.250	07/01/31	1,000	1,076,960
GO	5.500	05/01/30	1,500	2,006,595
GO	5.500	05/01/39	2,500	3,219,575
GO, Rfdg.	5.000	08/01/25	1,000	1,042,610
Rebuild Illinois Prog., Series B, GO	4.000	11/01/35	2,000	2,321,880
Series A, GO	5.000	01/01/33	2,000	2,027,960
Series A, GO	5.000	01/01/34	1,600	1,622,256
Series A, GO	5.000	12/01/39	2,500	2,985,475
Series A, GO, Rfdg.	5.000	10/01/28	1,250	1,567,600
Series C, GO	5.000	11/01/29	2,800	3,400,768
Series D, GO	5.000	11/01/26	1,500	1,812,270
Series D, GO	5.000	11/01/27	950	1,167,712
Metropolitan Pier & Exposition Auth. Dedicated St. Tax Rev.,
Mccormick Place Expansion Proj., Series A, Rfdg.(hh)	4.000	06/15/52	1,000	1,124,240
Regl. Trans. Auth. Rev.,
Series A	4.000	06/01/38	4,015	4,495,676
Series A	4.000	06/01/39	3,015	3,369,051

See Notes to Financial Statements.

PGIM Muni High Income Fund

Schedule of Investments (continued)

as of August 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Illinois (cont’d.)
Sales Tax Secur. Corp. Rev., 2nd Lien, Series A, Rfdg.	4.000%	01/01/38	1,000	$1,182,220
Springfield Elec. Rev.,
Sr. Lien, Rfdg., AGM	4.000	03/01/40	1,500	1,643,115

				143,837,349

Indiana 0.3%
Valparaiso Rev.,
Pratt Paper LLC Proj., AMT	5.875	01/01/24	500	528,290
Pratt Paper LLC Proj., AMT	7.000	01/01/44	1,500	1,649,475
Vigo Cnty. Hosp. Auth. Rev.,
Union Hosp., Inc., Rfdg. (Pre-refunded date 09/01/21)(ee)	7.750	09/01/31	1,500	1,500,000

				3,677,765

Iowa 0.3%
Iowa St. Fin. Auth. Rev.,
Lifespace Cmntys., Inc.	2.875	05/15/49	705	705,169
Midwstrn. Disaster Area, Iowa Fertilizer Co. Proj., Rfdg.	3.125	12/01/22	250	255,258
Iowa Tob. Settlement Auth. Rev.,
Sr. Series A-2, Class 1, Rfdg.	4.000	06/01/49	1,000	1,165,900
Sr. Series B-1, Class 2, Rfdg.	4.000	06/01/49	1,000	1,157,370
Sr. Series B-2, Class 2, Rfdg., CABS	3.278(t)	06/01/65	1,000	186,300

				3,469,997

Kansas 0.1%
Wyandotte Cnty.-Kansas City Unified Govt. Rev.,
Legends Apts. Garage & West Lawn Proj.	4.500	06/01/40	880	902,449

Kentucky 0.4%
Kentucky Econ. Dev. Fin. Auth. Hosp. Facs. Rev.,
Baptist Healthcare Sys., Series B	5.000	08/15/46	3,500	4,216,835

See Notes to Financial Statements.

PGIM Muni High Income Fund     23

PGIM Muni High Income Fund

Schedule of Investments (continued)

as of August 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Louisiana 0.6%
Jefferson Parish Econ. Dev. & Port Dist. Rev.,
Kenner Discovery Hlth. Sciences Academy Proj., Series A, 144A	5.625%	06/15/48	2,000	$2,257,120
Louisiana Pub. Facs. Auth. Rev.,
Ochsner Clinic Fndtn. Proj., Rfdg.	5.000	05/15/47	1,000	1,144,500
New Orleans Sewerage Serv. Rev.,
Rfdg. (Pre-refunded date 06/01/24)(ee)	5.000	06/01/44	1,000	1,131,080
Parish of St. James Rev.,
Nustar Logistics LP Proj., Rmkt., Series 2010, 144A	6.350	07/01/40	1,000	1,334,000

				5,866,700

Maryland 0.4%
Frederick Cnty.,
Spl. Oblig. Tax, Sub. Series C	4.000	07/01/50	1,000	1,127,690
Howard Cnty.,
Tax Alloc., Annapolis Junction Twn. Ctr. Proj.	6.100	02/15/44	1,420	1,503,453
Maryland Econ. Dev. Corp. Poll. Ctrl. Rev.,
Transn. Facs. Proj., Series A, Rfdg.	5.000	06/01/35	1,000	1,214,260

				3,845,403

Michigan 0.8%
Kentwood Econ. Dev. Corp. Rev.,
Holland Home Oblig. Grp., Series 2022, Rfdg.(hh)	4.000	11/15/43	1,000	1,077,750
Michigan Fin. Auth. Rev.,
Great Lakes Wtr. Auth., Sr. Lien, Series C-1, Rfdg.
(Pre-refunded date 07/01/22)(ee)	5.000	07/01/44	1,000	1,040,770
Sr. Series A, Class 1, Rfdg.	4.000	06/01/49	2,000	2,317,920
Sr. Series B-1, Class 2, Rfdg.	5.000	06/01/49	500	603,265
Sr. Series B-2, Class 2, Rfdg., CABS	3.429(t)	06/01/65	2,000	268,420
Michigan St. Bldg. Auth. Rev.,
Facs. Prog., Series I-A, Rfdg. (Pre-refunded date 10/15/21)(ee)	5.375	10/15/41	750	754,748
Summit Academy Rev.,
Rfdg.	6.250	11/01/25	1,185	1,188,780
Wayne Cnty. Arpt. Auth. Rev.,
Det. Met. Arpt., Series D, Rfdg., AMT	5.000	12/01/28	1,500	1,588,665

				8,840,318

See Notes to Financial Statements.

PGIM Muni High Income Fund

Schedule of Investments (continued)

as of August 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Minnesota 0.8%
Hugo Rev.,
Chrt. Sch. Lease, Noble Academy Proj., Series A	5.000%	07/01/44	1,250	$1,327,100
Rochester Rev.,
Mayo. Clnc.	4.000	11/15/48	3,000	3,415,860
St. Cloud Rev.,
Centracare Hlth., Series A, Rfdg.	4.000	05/01/37	1,250	1,407,062
St. Paul Hsg. & Redev. Auth. Hosp. Rev.,
Hlth. East Care Sys. Proj., Rfdg. (Pre-refunded date 11/15/25)(ee)	5.000	11/15/44	1,000	1,191,660
St. Paul Port Auth. Sol. Wste. Disp. Rev.,
Gerdau St. Paul Steel Mill Proj., Series 7, 144A	4.500	10/01/37	1,000	1,033,430

				8,375,112

Mississippi 0.3%
Mississippi Bus. Fin. Corp. Rev.,
Chevron USA, Inc., Series F, FRDD (Mandatory put date 09/01/21)	0.010(cc)	11/01/35	850	850,000
Sys. Energy Resources, Inc. Proj., Rfdg.	2.375	06/01/44	2,000	2,018,780

				2,868,780

Missouri 2.0%
Kansas City Indl. Dev. Auth. Rev. ,
Kansas City Intl. Arpt., Series A, AMT	4.000	03/01/45	2,500	2,872,700
Lees Summit,
Tax Alloc., Impt. Summit Fair Proj., Rfdg., 144A	4.875	11/01/37	2,000	2,058,820
Missouri St. Hlth. & Edl. Facs. Auth. Rev.,
BJC Hlth. Sys., Series A	4.000	01/01/45	2,010	2,200,669
Lutheran Sr. Svcs., Rfdg.	4.000	02/01/42	1,115	1,262,648
Lutheran Sr. Svcs., Rfdg.	4.000	02/01/48	2,000	2,238,220
Lutheran Sr. Svcs., Rfdg.	5.000	02/01/44	4,000	4,374,440
Poplar Bluff Regl. Trans. Dev. Dist. Rev.,
Transn. Sales Tax	4.750	12/01/42	2,100	2,208,003
St. Louis Cnty. Indl. Dev. Auth. Rev.,
Friendship Vlg. St. Louis Oblig. Grp., Series A	5.250	09/01/53	2,000	2,237,520
Friendship Vlg. Sunset Hills, Series A	5.875	09/01/43	1,000	1,064,700
St. Andrews Res. Srs. Oblig., Series A, Rfdg.	5.125	12/01/45	1,000	1,065,700

				21,583,420

See Notes to Financial Statements.

PGIM Muni High Income Fund     25

PGIM Muni High Income Fund

Schedule of Investments (continued)

as of August 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Nebraska 0.1%
Central Plns. Energy. Proj. Rev.,
Proj. No. 3, Series A, Rfdg.	5.000%	09/01/42	1,000	$1,474,370

Nevada 0.3%
Clark Cnty. Impt. Dist.,
Spl. Assmt., Dist. No. 142, Mountains Edge Loc. Impvt., Rfdg.	4.000	08/01/23	860	885,809
Sparks Rev.,
Sales Tax, Sr. Series A, Rfdg., 144A	2.750	06/15/28	1,000	1,043,540
Tahoe-Douglas Visitors Auth. Rev.,
Stateline	5.000	07/01/45	1,000	1,158,900

				3,088,249

New Hampshire 0.2%
New Hampshire Bus. Fin. Auth. Rev.,
Green Bond, Series B, Rfdg., AMT (Mandatory put date 07/02/40), 144A	3.750(cc)	07/01/45	1,000	1,052,480
Springpoint Sr. Living, Rfdg.	4.000	01/01/51	1,000	1,093,420

				2,145,900

New Jersey 8.0%
Essex Cnty. Impt. Auth. Rev.,
CHF Newark LLC NJIT Student Hsg. Proj., Series A, BAM	4.000	08/01/56	1,000	1,181,750
New Jersey Econ. Dev. Auth. Rev.,
Continental Airlines, Inc. Proj., Spec. Facs.	5.250	09/15/29	5,000	5,247,650
Continental Airlines, Inc., United Airlines, Inc. Proj.	5.125	09/15/23	3,860	4,068,865
Continental Airlines, Inc., United Airlines, Inc. Proj.,
Series A, AMT	5.625	11/15/30	2,275	2,549,342
Goethals Bridge, AMT	5.375	01/01/43	1,390	1,529,278
N. Star Academy Chrt. Sch. Newark	5.000	07/15/47	1,000	1,164,480
NJ Transit Trans. Proj.	4.000	11/01/44	1,000	1,137,610
NJ Transit Trans. Proj.	5.000	11/01/44	2,000	2,491,320
Port Newark Container, Rfdg., AMT	5.000	10/01/47	2,500	2,927,050
Sch. Facs. Construction	4.000	06/15/49	3,000	3,427,290
Series AAA	5.000	06/15/41	2,020	2,422,263
Series BBB, Rfdg.	5.500	06/15/30	1,500	1,859,175
Series DDD	5.000	06/15/42	1,000	1,203,520

See Notes to Financial Statements.

PGIM Muni High Income Fund

Schedule of Investments (continued)

as of August 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

New Jersey (cont’d.)
New Jersey Econ. Dev. Auth. Rev., (cont’d.)
Series WW, Rfdg. (Pre-refunded date 06/15/25)(ee)	5.250%	06/15/40	65	$77,098
Series WW, Unrefunded	5.250	06/15/40	1,185	1,370,725
St. Gov’t. Bldgs. Proj., Series C	5.000	06/15/47	2,000	2,411,660
St. House Proj., Rmkt., Series B	5.000	06/15/43	1,000	1,231,050
Team Academy Chrt. Sch. Proj.	6.000	10/01/43	1,700	1,858,627
Umm Energy Partners, Series A, AMT	5.000	06/15/37	1,500	1,549,545
Umm Energy Partners, Series A, AMT	5.125	06/15/43	1,100	1,136,069
United Airlines, Inc. Proj., Rmkt.	5.500	06/01/33	2,000	2,168,560
New Jersey Healthcare Facs. Fing. Auth. Rev.,
RWJ Barnabas Hlth. Oblig. Grp., Series A, Rfdg.	5.000	07/01/43	1,500	1,794,375
New Jersey Tpke. Auth. Rev.,
Series A	4.000	01/01/48	1,000	1,148,760
Series D, Rfdg.	5.000	01/01/28	2,150	2,605,305
New Jersey Trans. Tr. Fd. Auth. Rev.,
Series A, Rfdg.(hh)	4.000	06/15/42	1,000	1,144,600
Series AA	4.000	06/15/50	5,000	5,780,500
Trans. Sys., Rfdg.	4.000	12/15/39	500	584,570
Trans. Sys., Rfdg.	5.000	12/15/39	555	699,278
Trans. Sys., Series A, Rfdg.	5.000	12/15/36	1,250	1,551,300
Trans. Sys., Series AA	5.000	06/15/45	1,200	1,378,284
Trans. Sys., Series AA	5.000	06/15/46	1,940	2,390,060
Trans. Sys., Series AA	5.250	06/15/41	1,000	1,160,790
Trans. Sys., Series AA	5.250	06/15/43	4,595	5,813,962
South Jersey Trans. Auth. Rev.,
Series A	5.000	11/01/45	500	624,290
Series A, Rfdg.	5.000	11/01/39	750	843,315
Tob. Settlement Fing. Corp. Rev.,
Series A, Rfdg.	5.250	06/01/46	5,350	6,514,695
Sub. Series B, Rfdg.	5.000	06/01/46	7,000	8,325,590

				85,372,601

New York 7.0%
Build NYC Resource Corp. Rev.,
Friends of Hellenic Classical Chrt. Sch., Inc., Series A, 144A	5.000	12/01/51	500	572,580
NY Preparatory Chrt. Sch. Proj., Series A	4.000	06/15/51	690	754,087
Pratt Paper, Inc. Proj., Rfdg., AMT, 144A	5.000	01/01/35	1,000	1,138,250

See Notes to Financial Statements.

PGIM Muni High Income Fund     27

PGIM Muni High Income Fund

Schedule of Investments (continued)

as of August 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

New York (cont’d.)
Erie Cnty. Tob. Asset Secur. Corp. Cap. Apprec. Rev.,
Asset Bkd., 1st Sub. Series B, Rfdg., CABS	(5.000)%(t)	06/01/47	5,000	$1,129,300
Asset Bkd., 2nd Sub. Series C, Rfdg., CABS, 144A	(5.000)(t)	06/01/50	4,000	658,600
Hempstead Town Loc. Dev. Corp. Rev.,
Hofstra Univ. Proj., Series A, Rfdg.	3.000	07/01/51	1,000	1,073,160
Metropolitan Trans. Auth. Rev.,
Bid Grp. 1, Green Bond, Series A-1	4.000	11/15/44	1,500	1,738,785
Climate Bond Certified, Green Bond, Series E, Rfdg.	4.000	11/15/45	1,595	1,830,661
Green Bond, Series C-1, Rfdg.	5.000	11/15/50	3,725	4,552,025
Green Bond, Series C-1, Rfdg.	5.250	11/15/55	3,000	3,720,300
Green Bond, Series D1	5.000	11/15/43	2,000	2,492,680
Series A-2	4.000	11/15/42	2,000	2,329,840
Series A-2	4.000	11/15/43	2,000	2,323,860
New York City Indl. Dev. Agcy. Rev.,
Yankee Stadium Proj. Pilot, Rfdg.	4.000	03/01/45	1,000	1,148,030
New York Liberty Dev. Corp. Rev., 4 World Trade Center Proj., Rfdg.	5.750	11/15/51	1,750	1,770,388
Class 1-3 World Trade Ctr., Rfdg., 144A	5.000	11/15/44	5,000	5,579,550
Green Bonds, 4 World Trade Ctr. Proj., Series A, Rfdg.(hh)	3.000	11/15/51	1,000	1,024,780
New York St. Dorm. Auth. Rev.,
St. Johns Univ., Series A, Rfdg.	4.000	07/01/48	2,625	3,078,889
New York St. Envir. Facs. Corp. Rev.,
Draw Down Casella Wste. Sys., Inc. Proj., Series R-1, AMT (Mandatory put date 09/02/25)	2.750(cc)	09/01/50	550	579,232
New York Trans. Dev. Corp. Rev.,
Delta Air Lines, Inc., Laguardia Arpt. Terms. C&D Redev., AMT	4.000	01/01/36	1,475	1,665,423
Delta Air Lines, Inc., Laguardia Arpt. Terms. C&D Redev., AMT	4.375	10/01/45	2,000	2,370,900
Delta Air Lines, Inc., Laguardia Arpt. Terms. C&D Redev., AMT	5.000	01/01/26	2,000	2,366,400
Delta Air Lines, Inc., Laguardia Arpt. Terms. C&D Redev., AMT	5.000	01/01/31	1,000	1,236,170
Delta Air Lines, Inc., Laguardia Arpt. Terms. C&D Redev., AMT	5.000	10/01/40	2,500	3,134,375
John F. Kennedy Int’l. Arpt. Proj., Rfdg., AMT	5.250	08/01/31	935	1,126,750
John F. Kennedy Int’l. Arpt. Proj., Rfdg., AMT	5.375	08/01/36	1,000	1,258,830
Laguardia Arpt., Term. B Redev., Series A, AMT	5.000	07/01/46	2,995	3,340,473
Laguardia Arpt., Term. B Redev., Series A, AMT	5.250	01/01/50	9,480	10,631,915

See Notes to Financial Statements.

PGIM Muni High Income Fund

Schedule of Investments (continued)

as of August 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

New York (cont’d.)
New York Trans. Dev. Corp. Rev., (cont’d.)
NY St. Thruway Srvc. Areas Proj., AMT	4.000%	04/30/53	750	$863,152
Port Auth. of NY & NJ Rev.,
Series 223, Rfdg., AMT	4.000	07/15/61	1,625	1,872,699
TSASC, Inc. Rev.,
Series A, Rfdg.	5.000	06/01/41	4,875	5,660,070
Yonkers Econ. Dev. Corp. Rev.,
Chrt. Sch. Ed. Excellence Proj., Series A	5.000	10/15/49	1,000	1,169,410

				74,191,564

North Carolina 0.4%
North Carolina Med. Care Commn. Rev.,
Pennybyrn at Maryfield Proj., Rfdg.	5.000	10/01/35	1,000	1,078,410
Pennybyrn at Maryfield Proj., Series A	5.000	10/01/50	750	857,610
The Presbyterian Homes Oblig. Grp., Series A	5.000	10/01/50	1,000	1,201,930
North Carolina Tpke. Auth. Rev.,
Series A, Rfdg.	5.000	07/01/51	1,250	1,441,413

				4,579,363

Ohio 4.8%
Akron Bath Copley Joint Township Hosp. Dist. Rev.,
Summa Hlth. Oblig. Grp. Hosp. Facs., Rfdg.	3.000	11/15/40	3,000	3,207,750
Buckeye Tob. Settlement Fing. Auth. Rev.,
Sr. Series A-2, Class 1, Rfdg.	4.000	06/01/48	3,000	3,439,020
Sr. Series B-2, Class 2, Rfdg.	5.000	06/01/55	19,850	23,065,303
Cuyahoga Cnty. Hosp. Rev.,
Metro Hlth. Sys., Rfdg.	5.000	02/15/52	575	674,768
Metro Hlth. Sys., Rfdg.	5.250	02/15/47	2,000	2,390,180
Metro Hlth. Sys., Rfdg.	5.500	02/15/57	6,540	7,950,417
Franklin Cnty. Hosp. Facs. Rev.,
Nationwide Children’s Hosp. Proj.	4.000	11/01/45	2,000	2,222,000
Ohio Hlth. Corp., Series A	4.000	05/15/47	2,500	2,843,925
Lucas Cnty. Hosp. Rev.,
Promedica Healthcare, Series A, Rfdg. (Pre-refunded date 11/15/21)(ee)	6.500	11/15/37	875	886,384
Middleburg Heights Hosp. Rev. Facs.,
Southwest Gen. Hlth. Ctr., Series A, Rfdg.	4.000	08/01/41	2,005	2,287,103

See Notes to Financial Statements.

PGIM Muni High Income Fund     29

PGIM Muni High Income Fund

Schedule of Investments (continued)

as of August 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Ohio (cont’d.)
Ohio Air Qlty. Dev. Auth. Rev.,
Pratt Paper OH LLC Proj., AMT, 144A	4.500%	01/15/48	1,000	$1,147,890
Ohio St. Pvt. Act. Rev.,
Portsmouth Bypass Proj., AMT	5.000	06/30/53	1,000	1,122,790

				51,237,530

Oklahoma 1.8%
Oklahoma Dev. Fin. Auth. Rev.,
OU Medicine Proj., Series B	5.000	08/15/38	250	304,837
OU Medicine Proj., Series B	5.250	08/15/48	1,730	2,108,040
OU Medicine Proj., Series B	5.500	08/15/52	7,530	9,315,664
OU Medicine Proj., Series B	5.500	08/15/57	4,950	6,108,795
St. Johns Hlth. Sys., Rfdg. (Pre-refunded date 02/15/22)(ee)	5.000	02/15/42	300	306,624
Tulsa Cnty. Indl. Auth. Rev.,
Montereau, Inc. Proj., Rfdg.	5.250	11/15/45	1,000	1,125,840

				19,269,800

Oregon 0.8%
Multnomah Cnty. Hosp. Facs. Auth. Rev.,
Mirabella at South Waterfront, Series A., Rfdg.	5.400	10/01/44	1,000	1,063,380
Terwilliger Plaza Parkview Proj., Green Bond, Series A, Rfdg.(hh)	4.000	12/01/51	2,000	2,244,640
Port of Portland Airport Rev.,
Series 27A, Rfdg., AMT	4.000	07/01/50	3,395	3,957,857
Salem Hosp. Facs. Auth. Rev.,
Capital Manor, Inc., Rfdg.	6.000	05/15/42	1,000	1,029,220

				8,295,097

Pennsylvania 3.8%
Bucks Cnty. Indl. Dev. Auth. Rev.,
Grand View Hosp. Proj.	4.000	07/01/51	750	840,315
Central Bradford Progress Auth. Rev.,
Guthrie Healthcare Sys., Rfdg. (Pre-refunded date 12/01/21)(ee)	5.375	12/01/41	2,700	2,735,073
Chester Cnty. Indl. Dev. Auth. Rev.,
Renaissance Academy Chrt. Sch., Rfdg.	5.000	10/01/44	1,000	1,108,550

See Notes to Financial Statements.

PGIM Muni High Income Fund

Schedule of Investments (continued)

as of August 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Pennsylvania (cont’d.)
Moon Indl. Dev. Auth. Rev.,
Baptist Homes Society Oblig., Rfdg.	6.000%	07/01/45	2,000	$2,155,200
Pennsylvania Comnwlth.,
Series A, Rfdg., COP	4.000	07/01/46	1,500	1,692,030
Pennsylvania Higher Edl. Facs. Auth. Rev.,
Univ. of Pennsylvania Hlth. Sys., Series B, Rfdg.(hh)	4.000	08/15/42	700	798,441
Pennsylvania Tpke. Commn. Rev.,
Series A-1	5.000	12/01/46	3,950	4,684,779
Sub. Series A	4.000	12/01/50	1,000	1,156,360
Sub. Series A	5.500	12/01/42	1,500	1,846,320
Sub. Series A	5.500	12/01/46	1,740	2,163,116
Sub. Series A-1	5.000	12/01/46	2,000	2,336,240
Sub. Series B-1	5.250	06/01/47	2,000	2,441,420
Philadelphia Auth. for Indl. Dev. Rev., 1st Philadelphia Preparatory Chrt., Series A, Rfdg.	7.250	06/15/43	2,000	2,269,240
Gtr. Philadelphia Hlth. Action, Rfdg.	6.625	06/01/50	2,795	2,991,572
Mariana Bracetti Academy (Pre-refunded date 12/15/21)(ee)	7.625	12/15/41	2,000	2,042,960
New Fndtn. Chrt. Sch. Proj., (Pre-refunded date 12/15/22)(ee)	6.625	12/15/41	1,000	1,082,950
String Theory Chrt. Sch. Proj., Rfdg., 144A	5.000	06/15/50	1,000	1,161,790
Philadelphia Hosp. & Higher Ed. Facs. Auth. Rev.,
Temple Univ. Hlth. Sys., Series A	5.625	07/01/42	6,750	7,009,335

				40,515,691

Puerto Rico 7.2%
Puerto Rico Comnwlth.,
Pub Impt. Series A, PSA, GO, Rfdg.	5.000	07/01/41(d)	6,620	5,924,900
Pub Impt. Series A, PSA, GO, Rfdg.	5.500	07/01/39(d)	5,000	4,475,000
Puerto Rico Comnwlth. Aqu. & Swr. Auth. Rev.,
Sr. Lien, Series A	4.000	07/01/22	2,535	2,616,804
Sr. Lien, Series A	4.250	07/01/25	1,285	1,328,985
Sr. Lien, Series A	5.000	07/01/33	2,780	2,892,646
Sr. Lien, Series A	5.125	07/01/37	155	161,440
Sr. Lien, Series A	5.250	07/01/42	1,250	1,303,225
Sr. Lien, Series A	5.750	07/01/37	1,375	1,439,295
Sr. Lien, Series A	6.000	07/01/47	1,170	1,227,131
Sr. Lien, Series A, Rfdg., 144A	5.000	07/01/35	5,000	6,189,650
Sr. Lien, Series A, Rfdg., 144A	5.000	07/01/47	5,000	5,998,100

See Notes to Financial Statements.

PGIM Muni High Income Fund     31

PGIM Muni High Income Fund

Schedule of Investments (continued)

as of August 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Puerto Rico (cont’d.)
Puerto Rico Sales Tax Fing. Corp. Sales Tax Rev.,
Restructured, Series A-1	4.750%	07/01/53	5,720	$6,547,627
Restructured, Series A-1	5.000	07/01/58	12,364	14,289,693
Restructured, Series A-2	4.329	07/01/40	10,500	11,866,470
Restructured, Series A-1, CABS	3.220(t)	07/01/46	18,766	6,241,760
Restructured, Series A-1, CABS	3.244(t)	07/01/51	16,834	4,054,637

				76,557,363

Rhode Island 0.5%
Tob. Settlement Fing. Corp. Rev.,
Series A, Rfdg.	5.000	06/01/40	4,350	4,917,327

South Carolina 1.0%
Berkeley Cnty.,
Spl. Assmt., Nexton Impt. Dist.	4.375	11/01/49	1,000	1,119,940
South Carolina Jobs-Econ. Dev. Auth. Rev.,
Green Chrt. Sch. Proj., Series A, Rfdg., 144A	4.000	06/01/56	1,060	1,122,625
South Carolina Prt. Auth. Rev.,
AMT	4.000	07/01/45	1,500	1,611,180
AMT	4.000	07/01/55	2,000	2,201,820
South Carolina St. Pub. Svc. Auth. Rev.,
Series B, Rfdg.(hh)	4.000	12/01/51	1,500	1,761,945
Series E, Rfdg.	5.250	12/01/55	2,500	2,904,675

				10,722,185

South Dakota 0.2%
South Dakota Hlth. & Edl. Facs. Auth. Rev.,
Monument Hlth., Series A, Rfdg.	4.000	09/01/50	1,500	1,736,325

Tennessee 0.7%
Knox Cnty. Hlth. Edl. & Hsg. Facs. Brd. Rev.,
East Tennessee Children’s Hosp., Rfdg.	4.000	11/15/48	2,170	2,443,702
Metropolitan Govt. Nashville & Davidson Cnty. Hlth. &
Edl. Facs. Brd. Rev.,
Impt. Blakeford at Green Hills, Rfdg. (Pre-refunded date 07/01/22)(ee)	5.000	07/01/37	850	884,179

See Notes to Financial Statements.

PGIM Muni High Income Fund

Schedule of Investments (continued)

as of August 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Tennessee (cont’d.)
Shelby Cnty. Hlth. Edl. & Hsg. Facs. Brd. Rev.,
Germantown Vlg., Rfdg. (Pre-refunded date 12/01/22)(ee)	5.250%	12/01/42	1,100	$1,169,498
Tennessee Energy Acq. Corp. Gas Rev.,
Series C	5.000	02/01/22	1,000	1,018,260
The Tennessee Energy Acq. Corp. Commodity Proj.,
Series A (Mandatory put date 11/01/31)	5.000(cc)	05/01/52	1,200	1,597,860

				7,113,499

Texas 8.6%
Arlington Higher Ed. Fin. Corp. Rev.,
Series A, Rfdg.	4.000	08/15/46	1,360	1,474,770
Bexar Cnty. Hlth. Facs. Dev. Corp. Rev.,
Army Retmnt. Residence Fndt., Rfdg.	5.000	07/15/41	1,250	1,413,150
Central Texas Regl. Mobility Auth. Rev.,
Sr. Lien, Series A	5.000	01/01/45	1,000	1,153,670
Sub., Rfdg.	4.000	01/01/41	1,100	1,214,147
Clifton Higher Ed. Fin. Corp. Rev.,
Idea Pub. Sch.	5.000	08/15/42	1,000	1,038,750
Idea Pub. Sch.	6.000	08/15/43	1,100	1,214,444
Decatur Hosp. Auth. Rev.,
Wise Regl. Hlth. Sys., Series A, Rfdg.	5.250	09/01/44	1,370	1,527,112
Grand Parkway Trans. Corp. Rev.,
1st Tier Toll Rev., Series A	5.125	10/01/43	2,000	2,166,220
Gulf Coast Wste. Disp. Auth. Rev.,
Exxon Proj., Rfdg., FRDD (Mandatory put date 09/01/21)	0.010(cc)	10/01/24	300	300,000
ExxonMobil Proj., FRDD (Mandatory put date 09/01/21)	0.020(cc)	09/01/25	3,650	3,650,000
ExxonMobil Proj., FRDD (Mandatory put date 09/01/21)	0.020(cc)	12/01/25	15,530	15,530,000
ExxonMobil Proj., FRDD (Mandatory put date 09/01/21)	0.020(cc)	06/01/30	900	900,000
ExxonMobil Proj., Series A, FRDD (Mandatory put date 09/01/21)	0.020(cc)	06/01/30	4,020	4,020,000
ExxonMobil Proj., Series B, FRDD (Mandatory put date 09/01/21)	0.020(cc)	06/01/25	200	200,000
Harris Cnty. Cultural Ed. Facs. Fin. Corp. Rev.,
Texas Children’s Hosp., Series A, Rfdg.	3.000	10/01/51	1,000	1,067,380

See Notes to Financial Statements.

PGIM Muni High Income Fund     33

PGIM Muni High Income Fund

Schedule of Investments (continued)

as of August 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Texas (cont’d.)
Houston Arpt. Sys. Rev.,
Series B-1, AMT	5.000%	07/15/35	2,000	$2,212,720
Spl. Facs. Continental Airlines, Inc., Series A, Rfdg.,
AMT	6.625	07/15/38	1,500	1,506,600
Sub. Lien, Series A, Rfdg., AMT (Pre-refunded date 07/01/22)(ee)	5.000	07/01/32	1,000	1,039,620
Sub. Series A, Rfdg., AMT	4.000	07/01/46	750	876,203
United Airlines, Inc. Terminal Impt. Proj., Series B-1,
AMT	4.000	07/15/41	1,000	1,086,410
United Airlines, Inc., Rfdg., AMT	5.000	07/15/27	500	590,760
Houston Higher Ed. Fin. Corp. Rev.,
Cosmos Fndtn., Inc., Series A	5.000	02/15/42	1,250	1,271,675
Kerryville Hlth. Facs. Dev. Corp. Rev.,
Peterson Regl. Med. Ctr. Proj., Rfdg.	5.000	08/15/35	3,000	3,495,000
Lower Neches Vlly. Auth. Indl. Dev. Corp. Rev.,
ExxonMobil Proj., Series B, Rfdg., FRDD (Mandatory put date 09/01/21)	0.020(cc)	11/01/29	8,980	8,980,000
Matagorda Cnty. Nav. Dist. No. 1, Poll. Ctrl. Rev.,
AEP Texas Central Co. Proj., Series B-1, Rfdg.	4.000	06/01/30	1,000	1,054,830
AEP Texas Central Co. Proj., Series B-2, Rfdg.	4.000	06/01/30	1,800	1,898,604
Mission Econ. Dev. Corp. Rev.,
Natgosoline Proj., Sr. Lien, Rfdg., AMT, 144A	4.625	10/01/31	2,000	2,104,820
New Hope Cultural Ed. Facs. Fin. Corp. Rev.,
Jubilee Academic Ctr., Series A, Rfdg., 144A	4.000	08/15/26	1,375	1,377,654
Jubilee Academic Ctr., Series A, Rfdg., 144A	5.000	08/15/46	2,000	2,003,760
MRC Crestview, Rfdg.	5.000	11/15/46	1,150	1,237,883
Westminster Proj., Rfdg.	4.000	11/01/55	1,750	1,979,442
North Texas Twy. Auth. Rev.,
2nd Tier, Rfdg.	5.000	01/01/48	1,250	1,524,562
2nd Tier, Series A, Rfdg.	4.000	01/01/38	2,000	2,218,800
2nd Tier, Series B, Rfdg.	3.000	01/01/51	2,200	2,323,112
Port Beaumont Navigation Dist. Rev.,
Jefferson Gulf Coast Energy Proj., Series A, AMT, 144A	3.000	01/01/50	1,000	983,610
Jefferson Gulf Coast, Rfdg., AMT, 144A	4.000	01/01/50	2,000	2,068,300
Pottsboro Higher Ed. Fin. Corp. Rev.,
Series A	5.000	08/15/46	1,000	1,093,900
San Antonio Ed. Facs. Corp. Rev.,
Univ. of the Incarnate Word Proj., Series A, Rfdg.	4.000	04/01/54	1,000	1,149,040
Tarrant Cnty. Cultural Ed. Facs. Fin. Corp. Rev.,
Barton Creek Sr. Living Ctr., Rfdg.	5.000	11/15/40	1,100	1,230,504

See Notes to Financial Statements.

PGIM Muni High Income Fund

Schedule of Investments (continued)

as of August 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Texas (cont’d.)
Tarrant Cnty. Cultural Ed. Facs. Fin. Corp. Rev., (cont’d.)
Trinity Terrace Proj., Series A-1, Rfdg.	5.000%	10/01/44	1,000	$1,087,710
Texas Muni. Gas Acq. & Sply. Corp. Rev.,
Sr. Lien, Series A	5.250	12/15/26	4,100	5,092,364
Texas Priv. Activ. Surf. Trans. Corp. Rev.,
LBJ Infrast. Grp. LLC, Series A, Rfdg.	4.000	06/30/40	600	710,118
Sr. Lien, NTE Mobility Partners, Series 3A & 3B, AMT	6.750	06/30/43	500	560,425
Sr. Lien, NTE Mobility Partners, Series 3A & 3B, AMT	7.000	12/31/38	1,500	1,692,015

				91,320,084

Utah 0.5%
Salt Lake City Corp. Arpt. Rev.,
Series A, AMT	4.000	07/01/51	3,000	3,491,070
Series A, AMT	5.000	07/01/47	1,100	1,309,550
Utah Cnty. Hosp. Rev.,
IHC Hlth. Svcs., Inc., Series A	4.000	05/15/43	510	600,709

				5,401,329

Virginia 1.5%
City of Chesapeake Expressway Toll Road Rev.,
Transn. Sys., Sr. Series B, Rfdg., CABS (Convert to
Fixed on 07/15/23)	0.000(cc)	07/15/40	1,000	1,120,610
Norfolk Econ. Dev. Auth. Rev.,
Sentara Healthcare, Series B, Rfdg.	4.000	11/01/48	2,000	2,270,100
Virginia Small Bus. Fing. Auth. Rev.,
National Sr. Campuses, Inc., Rfdg.	4.000	01/01/51	1,750	1,978,760
Sr. Lien, Elizabeth River Crossings OpCo LLC Proj.	5.250	01/01/32	2,055	2,142,194
Sr. Lien, Elizabeth River Crossings OpCo LLC Proj.	5.500	01/01/42	3,000	3,130,140
Sr. Lien, Express Lanes LLC Proj.	5.000	01/01/40	4,780	4,855,858

				15,497,662

Washington 1.5%
Port of Seattle Indl. Dev. Corp. Rev.,
Spl. Facs., Delta Airlines, Rfdg., AMT	5.000	04/01/30	1,000	1,059,270
Port of Seattle Rev.,
Intermediate Lein Priv. Activ., Series C, Rfdg., AMT	5.000	08/01/46	2,000	2,546,140
Skagit Cnty. Pub. Hosp. Dist. No. 1 Rev.,
Rfdg. & Impvt., Series A	5.000	12/01/37	3,000	3,291,570

See Notes to Financial Statements.

PGIM Muni High Income Fund     35

PGIM Muni High Income Fund

Schedule of Investments (continued)

as of August 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Washington (cont’d.)
Tob. Settlement Auth. Wash. Rev.,
Rfdg.	5.250%	06/01/32	720	$721,757
Washington Healthcare Facs. Auth. Rev.,
Overlake Hosp. Med. Ctr., Rfdg.	5.000	07/01/38	1,100	1,234,123
Overlake Hosp. Med. Ctr., Series A	4.000	07/01/42	2,500	2,847,025
Washington St. Hsg. Fin. Commn. Rev.,
Rockwood Retmnt. Cmnty. Proj., Series A, Rfdg., 144A	7.375	01/01/44	2,000	2,219,160
Social Certificate, Series A-1	3.500	12/20/35	1,993	2,335,026

				16,254,071

West Virginia 0.2%
West Virginia Hosp. Fin. Auth. Rev.,
Cabell Huntington Hosp. Oblig. Grp., Series A, Rfdg.	4.125	01/01/47	1,600	1,815,712

Wisconsin 1.5%
Pub. Fin. Auth. Rev.,
Bancroft Neurohealth Proj., Series A, 144A	5.125	06/01/48	1,000	1,116,520
Corvian Cmnty. Sch., Series A, 144A	5.000	06/15/49	1,000	1,066,810
Corvian Cmnty. Sch., Series A, 144A	5.125	06/15/47	2,000	2,090,220
Mountain Island Chrt. Sch., Series L, Rfdg.	5.000	07/01/47	1,000	1,100,990
Sr. Bond, WFCS Port. Proj., Series A-1, 144A	5.000	01/01/56	500	585,255
Sr. MD Proton Treatment Ctr., Series A-1, 144A	6.250	01/01/38	1,750	1,481,672
Sr. MD Proton Treatment Ctr., Series A-1, 144A	6.375	01/01/48	3,000	2,398,470
Sr. Oblig. Grp., Series B, Rfdg., AMT	5.000	07/01/42	1,500	1,552,395
Sr. Oblig. Grp., Series B, Rfdg., AMT	5.250	07/01/28	1,000	1,039,340
Wonderful Fndtn. Chrt. Sch. Port., Series A-1, 144A	5.000	01/01/55	1,600	1,819,040
Wisconsin Hlth. & Edl. Facs. Auth. Rev.,
Ascension Hlth. Alliance, Rmkt., Series B-1, Rfdg.	4.000	11/15/43	1,500	1,742,415

				15,993,127

TOTAL INVESTMENTS 100.6% (cost $974,484,786)				1,069,970,471
Liabilities in excess of other assets(z) (0.6)%				(6,110,682)

NET ASSETS 100.0%				$1,063,859,789

See Notes to Financial Statements.

PGIM Muni High Income Fund

Schedule of Investments (continued)

as of August 31, 2021

Below is a list of the abbreviation(s) used in the annual report:

USD—US Dollar

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

AGM—Assured Guaranty Municipal Corp.

AMT—Alternative Minimum Tax

BAM—Build America Mutual

CABS—Capital Appreciation Bonds

CDD—Community Development District

COP—Certificates of Participation

FRDD—Floating Rate Daily Demand Note

GO—General Obligation

IDB—Industrial Development Bond

LIBOR—London Interbank Offered Rate

PCR—Pollution Control Revenue

#	Principal amount is shown in U.S. dollars unless otherwise stated.

^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $483,800 and 0.0% of net assets.

(cc)

Variable rate instrument. The rate shown is based on the latest available information as of August 31, 2021. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.

(ee)	All or partial escrowed to maturity and pre-refunded issues are secured by escrowed cash, a guaranteed investment contract and /or U.S. guaranteed obligations.

(hh)	When-issued security.

(t)	Represents zero coupon. Rate quoted represents effective yield at August 31, 2021.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at August 31, 2021:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Short Position:
30	20 Year U.S. Treasury Bonds	Dec. 2021	$4,889,063	$12,474

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets, Inc.	$270,000	$—

See Notes to Financial Statements.

PGIM Muni High Income Fund     37

PGIM Muni High Income Fund

Schedule of Investments (continued)

as of August 31, 2021

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of August 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Municipal Bonds
Alabama	$—	$4,191,760	$—
Alaska	—	8,940,848	—
Arizona	—	46,753,047	—
California	—	83,067,838	—
Colorado	—	37,341,232	—
Connecticut	—	3,509,810	—
Delaware	—	2,080,174	—
District of Columbia	—	21,078,998	—
Florida	—	106,251,687	483,800
Georgia	—	7,321,385	—
Guam	—	1,222,190	—
Hawaii	—	2,744,725	—
Illinois	—	143,837,349	—
Indiana	—	3,677,765	—
Iowa	—	3,469,997	—
Kansas	—	902,449	—
Kentucky	—	4,216,835	—
Louisiana	—	5,866,700	—
Maryland	—	3,845,403	—
Michigan	—	8,840,318	—
Minnesota	—	8,375,112	—
Mississippi	—	2,868,780	—
Missouri	—	21,583,420	—
Nebraska	—	1,474,370	—
Nevada	—	3,088,249	—
New Hampshire	—	2,145,900	—
New Jersey	—	85,372,601	—
New York	—	74,191,564	—
North Carolina	—	4,579,363	—
Ohio	—	51,237,530	—

See Notes to Financial Statements.

PGIM Muni High Income Fund

Schedule of Investments (continued)

as of August 31, 2021

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Municipal Bonds (continued)
Oklahoma	$—	$19,269,800	$—
Oregon	—	8,295,097	—
Pennsylvania	—	40,515,691	—
Puerto Rico	—	76,557,363	—
Rhode Island	—	4,917,327	—
South Carolina	—	10,722,185	—
South Dakota	—	1,736,325	—
Tennessee	—	7,113,499	—
Texas	—	91,320,084	—
Utah	—	5,401,329	—
Virginia	—	15,497,662	—
Washington	—	16,254,071	—
West Virginia	—	1,815,712	—
Wisconsin	—	15,993,127	—

Total	$—	$1,069,486,671	$483,800

Other Financial Instruments*
Assets
Futures Contracts	$12,474	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Sector Classification:

The sector classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of August 31, 2021 were as follows (unaudited):

Healthcare	21.0%
Transportation	12.9
Corporate Backed IDB & PCR	11.5
Special Tax/Assessment District	10.6
General Obligation	9.7
Education	8.8
Tobacco Appropriated	8.3
Pre-pay Gas	5.1
Lease Backed Certificate of Participation	4.2
Pre-Refunded	2.9

Water & Sewer	2.8%
Development	1.3
Power	0.9
Solid Waste/Resource Recovery	0.6

100.6
Liabilities in excess of other assets	(0.6)

100.0%

See Notes to Financial Statements.

PGIM Muni High Income Fund     39

PGIM Muni High Income Fund

Schedule of Investments (continued)

as of August 31, 2021

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of August 31, 2021 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives

Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Due from/to broker-variation margin futures	$12,474*	—	$—

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the period ended August 31, 2021 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures

Interest rate contracts	$(372,613)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures

Interest rate contracts	$107,206

See Notes to Financial Statements.

PGIM Muni High Income Fund

Schedule of Investments (continued)

as of August 31, 2021

For the period ended August 31, 2021, the Fund’s average volume of derivative activities is as follows:

Futures Contracts— Short Positions(1)

$4,767,500

(1)	Notional Amount in USD.

Average volume is based on average period end balances as noted for the four months ended August 31, 2021.

See Notes to Financial Statements.

PGIM Muni High Income Fund     41

Statement of Assets and Liabilities

as of August 31, 2021

Assets

Unaffiliated investments (cost $974,484,786)	$1,069,970,471
Cash	4,623,912
Interest receivable	9,907,585
Receivable for Fund shares sold	1,727,688
Deposit with broker for centrally cleared/exchange-traded derivatives	270,000
Due from broker—variation margin futures	15,000
Prepaid expenses	217

Total Assets	1,086,514,873

Liabilities

Payable for investments purchased	19,358,593
Payable for Fund shares purchased	2,307,896
Management fee payable	400,658
Dividends payable	290,351
Distribution fee payable	149,858
Accrued expenses and other liabilities	134,374
Affiliated transfer agent fee payable	10,421
Trustees’ fees payable	2,933

Total Liabilities	22,655,084

Net Assets	$1,063,859,789

Net assets were comprised of:
Shares of beneficial interest, at par	$981,155
Paid-in capital in excess of par	988,460,401
Total distributable earnings (loss)	74,418,233

Net assets, August 31, 2021	$1,063,859,789

See Notes to Financial Statements.

Class A

Net asset value and redemption price per share, ($447,158,337 ÷ 41,204,437 shares of beneficial interest issued and outstanding)	$10.85
Maximum sales charge (3.25% of offering price)	0.36

Maximum offering price to public	$11.21

Class C

Net asset value, offering price and redemption price per share, ($64,345,802 ÷ 5,929,283 shares of beneficial interest issued and outstanding)	$10.85

Class Z

Net asset value, offering price and redemption price per share, ($512,346,793 ÷ 47,291,683 shares of beneficial interest issued and outstanding)	$10.83

Class R6

Net asset value, offering price and redemption price per share, ($40,008,857 ÷ 3,690,074 shares of beneficial interest issued and outstanding)	$10.84

See Notes to Financial Statements.

PGIM Muni High Income Fund      43

Statements of Operations

	Four Months Ended August 31, 2021	Year Ended April 30, 2021

Net Investment Income (Loss)

Interest income	$12,925,386	$36,714,556

Expenses
Management fee	1,701,161	4,385,105
Distribution fee(a)	588,940	1,738,753
Transfer agent’s fees and expenses (including affiliated expense of $20,575 and $56,274, respectively)(a)	232,276	570,732
Registration fees(a)	52,281	108,252
Audit fee	29,625	44,574
Custodian and accounting fees	28,425	96,852
Shareholders’ reports	15,473	28,740
Legal fees and expenses	13,089	32,027
Trustees’ fees	5,870	21,673
Miscellaneous	9,095	29,972

Total expenses	2,676,235	7,056,680
Less: Fee waiver and/or expense reimbursement(a)	(112,605)	(243,407)
Custodian fee credit	(56)	(891)

Net expenses	2,563,574	6,812,382

Net investment income (loss)	10,361,812	29,902,174

Realized And Unrealized Gain (Loss) On Investments

Net realized gain (loss) on:
Investment transactions	601,535	(2,462,871)
Futures transactions	(372,613)	(558,728)

	228,922	(3,021,599)

Net change in unrealized appreciation (depreciation) on:
Investments	10,998,634	98,436,277
Futures	107,206	458,468

	11,105,840	98,894,745

Net gain (loss) on investment transactions	11,334,762	95,873,146

Net Increase (Decrease) In Net Assets Resulting From Operations	$21,696,574	$125,775,320

(a)	Class specific expenses and waivers were as follows:

	Class A	Class B	Class C	Class Z	Class R6
Four Months Ended August 31, 2021
Distribution fee	369,724	—	219,216	—	—
Transfer agent’s fees and expenses	82,080	—	11,709	138,418	69
Registration fees	12,629	—	9,349	22,475	7,828
Fee waiver and/or expense reimbursement	(39,049)	—	(5,788)	(56,780)	(10,988)

See Notes to Financial Statements.

	Class A	Class B	Class C	Class Z	Class R6
Year Ended April 30, 2021
Distribution Fee	977,035	3,462	758,256	—	—
Transfer agent’s fees and expenses	201,550	282	39,390	329,418	92
Registration fees	31,881	4,934	19,425	31,348	20,664
Management fee waiver and/or expense reimbursement	(94,627)	(211)	(18,359)	(105,643)	(24,567)

See Notes to Financial Statements.

PGIM Muni High Income Fund      45

Statements of Changes in Net Assets

	Four months ended August 31, 2021	Year Ended April 30,
		2021	2020

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$10,361,812	$29,902,174	$33,015,512
Net realized gain (loss) on investment transactions	228,922	(3,021,599)	(1,263,035)
Net change in unrealized appreciation (depreciation) on investments	11,105,840	98,894,745	(61,762,451)

Net increase (decrease) in net assets resulting from operations	21,696,574	125,775,320	(30,009,974)

Dividends and Distributions
Distributions from distributable earnings
Class A	(4,272,756)	(13,111,581)	(13,324,426)
Class B	—	(19,292)	(349,176)
Class C	(462,713)	(1,979,603)	(2,711,864)
Class Z	(5,196,105)	(14,703,348)	(16,504,120)
Class R6	(373,781)	(566,593)	(314,010)

	(10,305,355)	(30,380,417)	(33,203,596)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	89,878,439	271,561,788	249,540,688
Net asset value of shares issued in reinvestment of dividends and distributions	8,988,702	26,485,180	28,995,090
Cost of shares purchased	(43,183,177)	(168,716,358)	(307,205,741)

Net increase (decrease) in net assets from Fund share transactions	55,683,964	129,330,610	(28,669,963)

Total increase (decrease)	67,075,183	224,725,513	(91,883,533)

Net Assets:

Beginning of period	996,784,606	772,059,093	863,942,626

End of period	$1,063,859,789	$996,784,606	$772,059,093

See Notes to Financial Statements.

Financial Highlights

Class A Shares

	Four months ended August 31, 2021		Year Ended April 30,
			2021	2020	2019	2018	2017

Per Share Operating Performance(a):

Net Asset Value, Beginning of Period	$10.73		$9.58	$10.28	$10.12	$10.12	$10.45

Income (loss) from investment operations:

Net investment income (loss)	0.11		0.34	0.38	0.39	0.39	0.41

Net realized and unrealized gain (loss) on investment transactions	0.12		1.16	(0.70)	0.17	0.01	(0.33)

Total from investment operations	0.23		1.50	(0.32)	0.56	0.40	0.08

Less Dividends and Distributions:

Dividends from net investment income	(0.11)		(0.35)	(0.38)	(0.40)	(0.40)	(0.41)

Net asset value, end of period	$10.85		$10.73	$9.58	$10.28	$10.12	$10.12

Total Return(b):	2.11%		15.82%	(3.37)%	5.67%	3.99%	0.73%

Ratios/Supplemental Data:

Net assets, end of period (000)	$447,158		$425,013	$342,085	$339,940	$322,606	$343,939

Average net assets (000)	$438,859		$390,814	$367,591	$323,381	$337,410	$387,190

Ratios to average net assets(c):

Expenses after waivers and/or expense reimbursement	0.80	%(d)	0.80%	0.85%	0.85%	0.86%	0.87%

Expenses before waivers and/or expense reimbursement	0.83	%(d)	0.82%	0.85%	0.85%	0.86%	0.87%

Net investment income (loss)	2.91	%(d)	3.30%	3.60%	3.88%	3.86%	3.99%

Portfolio turnover rate(e)(f)	7%		25%	53%	54%	36%	39%

(a)	Calculated based on average shares outstanding during the period.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(c)	Effective January 1, 2018, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Annualized, with the exception of certain non-recurring expenses.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(f)	The portfolio turnover rate includes variable rate demand notes.

See Notes to Financial Statements.

PGIM Muni High Income Fund      47

Financial Highlights (continued)

Class C Shares

	Four months ended August 31, 2021		Year Ended April 30,
			2021	2020	2019	2018	2017

Per Share Operating Performance(a):

Net Asset Value, Beginning of Period	$10.73		$9.58	$10.28	$10.12	$10.12	$10.45

Income (loss) from investment operations:

Net investment income (loss)	0.08		0.27	0.30	0.31	0.32	0.33

Net realized and unrealized gain (loss) on investment transactions	0.12		1.15	(0.70)	0.17	- (b)	(0.33)

Total from investment operations	0.20		1.42	(0.40)	0.48	0.32	0.00

Less Dividends and Distributions:

Dividends from net investment income	(0.08)		(0.27)	(0.30)	(0.32)	(0.32)	(0.33)

Net asset value, end of period	$10.85		$10.73	$9.58	$10.28	$10.12	$10.12

Total Return(c):	1.84%		14.94%	(4.09)%	4.88%	3.21%	0.01%

Ratios/Supplemental Data:

Net assets, end of period (000)	$64,346		$65,412	$79,180	$95,749	$110,077	$119,937

Average net assets (000)	$65,052		$75,826	$94,394	$104,786	$114,788	$127,425

Ratios to average net assets(d):

Expenses after waivers and/or expense reimbursement	1.58	%(e)	1.57%	1.60%	1.60%	1.62%	1.62%

Expenses before waivers and/or expense reimbursement	1.61	%(e)	1.59%	1.60%	1.60%	1.62%	1.62%

Net investment income (loss)	2.13	%(e)	2.56%	2.85%	3.10%	3.11%	3.24%

Portfolio turnover rate(f)(g)	7%		25%	53%	54%	36%	39%

(a)	Calculated based on average shares outstanding during the period.
(b)	Amount rounds to zero.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Effective January 1, 2018, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)	Annualized, with the exception of certain non-recurring expenses.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(g)	The portfolio turnover rate includes variable rate demand notes.

See Notes to Financial Statements.

Class Z Shares

	Four months ended August 31, 2021		Year Ended April 30,
			2021	2020	2019	2018	2017

Per Share Operating Performance(a):

Net Asset Value, Beginning of Period	$10.71		$9.57	$10.26	$10.10	$10.11	$10.44

Income (loss) from investment operations:

Net investment income (loss)	0.11		0.37	0.40	0.41	0.42	0.44

Net realized and unrealized gain (loss) on investment transactions	0.12		1.14	(0.69)	0.17	- (b)	(0.33)

Total from investment operations	0.23		1.51	(0.29)	0.58	0.42	0.11

Less Dividends and Distributions:

Dividends from net investment income	(0.11)		(0.37)	(0.40)	(0.42)	(0.43)	(0.44)

Net asset value, end of period	$10.83		$10.71	$9.57	$10.26	$10.10	$10.11

Total Return(c):	2.19%		15.98%	(3.06)%	5.90%	4.15%	1.02%

Ratios/Supplemental Data:

Net assets, end of period (000)	$512,347		$482,104	$337,094	$404,188	$375,466	$336,781

Average net assets (000)	$495,019		$411,850	$428,468	$385,217	$370,141	$307,480

Ratios to average net assets(d):

Expenses after waivers and/or expense reimbursement	0.57	%(e)	0.58%	0.62%	0.63%	0.62%	0.62%

Expenses before waivers and/or expense reimbursement	0.60	%(e)	0.61%	0.62%	0.63%	0.62%	0.62%

Net investment income (loss)	3.14	%(e)	3.52%	3.83%	4.08%	4.11%	4.24%

Portfolio turnover rate(f)(g)	7%		25%	53%	54%	36%	39%

(a)	Calculated based on average shares outstanding during the period.
(b)	Amount rounds to zero.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Effective January 1, 2018, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)	Annualized, with the exception of certain non-recurring expenses.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(g)	The portfolio turnover rate includes variable rate demand notes.

See Notes to Financial Statements.

PGIM Muni High Income Fund      49

Financial Highlights (continued)

Class R6 Shares

	Four months ended August 31, 2021		Year Ended April 30,			June 27, 2017(a) through April 30 2018
			2021	2020	2019

Per Share Operating Performance(b):

Net Asset Value, Beginning of Period	$10.72		$9.57	$10.27	$10.11	$10.23

Income (loss) from investment operations:

Net investment income (loss)	0.12		0.37	0.40	0.42	0.36

Net realized and unrealized gain (loss) on investment transactions	0.12		1.16	(0.70)	0.17	(0.11)

Total from investment operations	0.24		1.53	(0.30)	0.59	0.25

Less Dividends and Distributions:

Dividends from net investment income	(0.12)		(0.38)	(0.40)	(0.43)	(0.37)

Net asset value, end of period	$10.84		$10.72	$9.57	$10.27	$10.11

Total Return(c):	2.22%		16.19%	(3.13)%	5.94%	2.50%

Ratios/Supplemental Data:

Net assets, end of period (000)	$40,009		$24,256	$9,028	$6,998	$398

Average net assets (000)	$34,742		$15,737	$8,116	$4,932	$53

Ratios to average net assets(d):

Expenses after waivers and/or expense reimbursement	0.48	%(e)	0.49%	0.59%	0.60%	0.59	%(f)

Expenses before waivers and/or expense reimbursement	0.57	%(e)	0.65%	0.73%	0.89%	25.88	%(f)

Net investment income (loss)	3.22	%(e)	3.55%	3.85%	4.19%	4.31	%(f)

Portfolio turnover rate(g)(h)	7%		25%	53%	54%	36%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Effective January 1, 2018, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)	Annualized, with the exception of certain non-recurring expenses.
(f)	Annualized.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(h)	The portfolio turnover rate includes variable rate demand notes.

See Notes to Financial Statements.

Notes to Financial Statements

1.     Organization

Prudential Investment Portfolios 4 (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust was organized as an unincorporated business trust in Massachusetts on November 3, 1986. PGIM Muni High Income Fund (the “Fund”) is the sole series of the Trust. The Fund is classified as a diversified fund for purposes of the 1940 Act.

The Fund’s fiscal and tax year changed from an annual reporting period that ends April 30 to one that ends August 31. This change is not expected to have any impact on the way the Fund is managed. Shareholders will receive future annual and semi-annual reports on the new fiscal year end schedule.

The investment objective of the Fund is to provide the maximum amount of income that is eligible for exclusion from federal income taxes.

2.     Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The Trust’s Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. A record of the Valuation Committee’s actions is subject to the Board’s review at its first quarterly meeting following the quarter in which such actions take place.

PGIM Muni High Income Fund      51

Notes to Financial Statements (continued)

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurements and Disclosures.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Delayed-Delivery Transactions: The Fund purchased or sold securities on a when-issued or delayed-delivery and forward commitment basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Fund will set aside and maintain an amount of liquid assets sufficient to meet the purchase price in a segregated account until the settlement date. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Fund may dispose of or renegotiate a delayed-delivery transaction subsequent to establishment, and may sell when-issued securities before they are delivered, which may result in a realized gain (loss). When selling a security on a delayed-delivery basis, the Fund forfeits its eligibility to realize future gains (losses) with respect to the security.

PGIM Muni High Income Fund      53

Notes to Financial Statements (continued)

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Custody Fee Credits: The Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian. Such custody fee credits, if any, are presented as a reduction of gross expenses in the accompanying Statement of Operations.

Dividends and Distributions: The Fund expects to declare dividends of its net investment income daily and pay such dividends monthly. Distributions of net realized capital gains, if any, are declared and paid at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.    Agreements

The Trust, on behalf of the Fund, has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and supervises the subadviser’s performance of such services.

The Manager has entered into a subadvisory agreement with PGIM, Inc. (the “subadviser”), which provides subadvisory services to the Fund through its PGIM Fixed Income unit. The Manager pays for the services of PGIM, Inc.

The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.49% of the Fund’s average daily net assets up to $1 billion and 0.44% of the average daily net assets in excess of $1 billion. The effective management fee rate before any waivers and/or expense reimbursements was 0.49% for the reporting period ended August 31, 2021.

The Manager has contractually agreed, through December 31, 2022, to limit total annual operating expenses after fee waivers and/or expense reimbursements to 0.58% of average daily net assets for Class Z shares and 0.49% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Trust, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.25% and 1% of the average daily net assets of the Class A and Class C shares, respectively. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z or Class R6 shares of the Fund.

PGIM Muni High Income Fund      55

Notes to Financial Statements (continued)

For the reporting period ended August 31, 2021, PIMS received $113,559 in front-end sales charges resulting from sales of Class A shares. Additionally, for the reporting period ended August 31, 2021, PIMS received $3,205 and $606 in contingent deferred sales charges imposed upon redemptions by certain Class A and Class C shareholders, respectively. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PGIM Investments, PGIM, Inc. and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.    Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Trust’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers.

For the reporting period ended August 31, 2021, the Fund’s purchase and sales transactions under Rule 17a-7 and realized gain (loss) as a result of 17a-7 sales transactions were as follows:

Purchases	Sales	Realized Gain (Loss)

$18,875,110	$17,695,126	$—

5.    Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the reporting period ended August 31, 2021, were $140,600,325 and $74,263,126, respectively.

6.    Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date.

For the four months ended August 31, 2021, the tax character of dividends paid by the Fund was $10,305,355 of tax-exempt income. For the year ended April 30, 2021, the tax character of dividends paid by the Fund were $635,413 of ordinary income and $29,745,004 of tax-exempt income. For the year ended April 30, 2020, the tax character of dividends paid by the Fund were $376,976 of ordinary income and $32,826,620 of tax-exempt income.

As of August 31, 2021, the accumulated undistributed earnings on a tax basis was $9,103,157 of tax-exempt income (includes timing difference of $290,350 for dividends payable).

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of August 31, 2021 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation

$975,698,327	$98,789,911	$(4,505,293)	$94,284,618

The difference between GAAP and tax basis was primarily due to the difference between financial and tax reporting with respect to accretion of market discount, futures and defaulted securities.

For federal income tax purposes, the Fund had a capital loss carryforward as of August 31, 2021 of approximately $28,679,000 which can be carried forward for an unlimited period. The Fund utilized approximately $336,000 of its capital loss carryforward to offset net taxable gains realized in the fiscal year ended August 31, 2021. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended August 31, 2021 are subject to such review.

7.    Capital and Ownership

The Fund offers Class A, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 3.25%. Investors who purchase $500,000 or more of Class A shares and sell those shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1.00% on sales although these purchases are not subject to a front-end sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Effective June 26, 2020, all of the

PGIM Muni High Income Fund      57

Notes to Financial Statements (continued)

issued and outstanding Class B shares of the Fund converted into Class A shares. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years (ten years prior to January 22, 2021) after purchase. Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest, below.

The Fund is authorized to issue an unlimited number of shares of beneficial interest of each class at $0.01 par value currently divided into five classes, designated Class A, Class B, Class C, Class Z and Class R6. The Fund currently does not have any Class B shares outstanding.

As of August 31, 2021, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

	Number of Shares	Percentage of Outstanding Shares

Class A	399	0.1%

Class R6	1,153	0.1%

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

Affiliated		Unaffiliated
Number of Shareholders	Percentage of Outstanding Shares	Number of Shareholders	Percentage of Outstanding Shares
—	—%	8	77.6%

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount

Four months ended August 31, 2021:
Shares sold	2,642,951	$28,684,130
Shares issued in reinvestment of dividends and distributions	360,051	3,906,439
Shares purchased	(1,422,788)	(15,446,207)

Net increase (decrease) in shares outstanding before conversion	1,580,214	17,144,362
Shares issued upon conversion from other share class(es)	228,846	2,475,905
Shares purchased upon conversion into other share class(es)	(216,720)	(2,351,705)

Net increase (decrease) in shares outstanding	1,592,340	$17,268,562

Year ended April 30, 2021:
Shares sold	5,823,287	$60,999,987
Shares issued in reinvestment of dividends and distributions	1,138,806	11,883,202
Shares purchased	(5,322,073)	(55,567,636)

Net increase (decrease) in shares outstanding before conversion	1,640,020	17,315,553
Shares issued upon conversion from other share class(es)	2,826,174	29,664,449
Shares purchased upon conversion into other share class(es)	(557,169)	(5,831,711)

Net increase (decrease) in shares outstanding	3,909,025	$41,148,291

Year ended April 30, 2020:
Shares sold	6,966,925	$72,822,730
Shares issued in reinvestment of dividends and distributions	1,160,670	12,089,570
Shares purchased	(7,187,945)	(73,188,834)

Net increase (decrease) in shares outstanding before conversion	939,650	11,723,466
Shares issued upon conversion from other share class(es)	2,357,319	24,636,901
Shares reacquired upon conversion into other share class(es)	(669,485)	(6,978,543)

Net increase (decrease) in shares outstanding	2,627,484	$29,381,824

Class B
Period ended June 26, 2020*:
Shares sold	7,559	$76,704
Shares issued in reinvestment of dividends and distributions	1,227	12,148
Shares purchased	(7,261)	(66,309)

Net increase (decrease) in shares outstanding before conversion	1,525	22,543
Shares purchased upon conversion into other share class(es)	(489,105)	(4,962,326)

Net increase (decrease) in shares outstanding	(487,580)	$(4,939,783)

Year ended April 30, 2020:
Shares sold	36,988	$387,083
Shares issued in reinvestment of dividends and distributions	29,853	311,712
Shares purchased	(225,500)	(2,351,614)

Net increase (decrease) in shares outstanding before conversion	(158,659)	(1,652,819)
Shares reacquired upon conversion into other share class(es)	(1,014,073)	(10,582,134)

Net increase (decrease) in shares outstanding	(1,172,732)	$(12,234,953)

PGIM Muni High Income Fund      59

Notes to Financial Statements (continued)

Class C	Shares	Amount

Four months ended August 31, 2021:
Shares sold	147,373	$1,596,362
Shares issued in reinvestment of dividends and distributions	39,299	426,349
Shares purchased	(168,314)	(1,823,714)

Net increase (decrease) in shares outstanding before conversion	18,358	198,997
Shares purchased upon conversion into other share class(es)	(185,647)	(2,010,933)

Net increase (decrease) in shares outstanding	(167,289)	$(1,811,936)

Year ended April 30, 2021:
Shares sold	919,757	$9,614,055
Shares issued in reinvestment of dividends and distributions	173,396	1,805,779
Shares purchased	(959,145)	(9,922,101)

Net increase (decrease) in shares outstanding before conversion	134,008	1,497,733
Shares purchased upon conversion into other share class(es)	(2,300,709)	(24,348,365)

Net increase (decrease) in shares outstanding	(2,166,701)	$(22,850,632)

Year ended April 30, 2020:
Shares sold	1,761,291	$18,490,403
Shares issued in reinvestment of dividends and distributions	222,321	2,317,165
Shares purchased	(1,734,393)	(17,683,469)

Net increase (decrease) in shares outstanding before conversion	249,219	3,124,099
Shares reacquired upon conversion into other share class(es)	(1,301,545)	(13,604,826)

Net increase (decrease) in shares outstanding	(1,052,326)	$(10,480,727)

Class Z
Four months ended August 31, 2021:
Shares sold	4,880,484	$52,880,900
Shares issued in reinvestment of dividends and distributions	395,384	4,282,133
Shares purchased	(2,206,804)	(23,892,642)

Net increase (decrease) in shares outstanding before conversion	3,069,064	33,270,391
Shares issued upon conversion from other share class(es)	237,134	2,569,253
Shares purchased upon conversion into other share class(es)	(1,024,242)	(11,005,195)

Net increase (decrease) in shares outstanding	2,281,956	$24,834,449

Year ended April 30, 2021:
Shares sold	17,811,968	$185,209,335
Shares issued in reinvestment of dividends and distributions	1,172,272	12,217,461
Shares purchased	(9,709,056)	(100,428,422)

Net increase (decrease) in shares outstanding before conversion	9,275,184	96,998,374
Shares issued upon conversion from other share class(es)	726,989	7,592,775
Shares purchased upon conversion into other share class(es)	(233,787)	(2,431,634)

Net increase (decrease) in shares outstanding	9,768,386	$102,159,515

Year ended April 30, 2020:
Shares sold	14,614,488	$152,645,619
Shares issued in reinvestment of dividends and distributions	1,340,546	13,962,639
Shares purchased	(20,718,413)	(211,069,996)

Net increase (decrease) in shares outstanding before conversion	(4,763,379)	(44,461,738)
Shares issued upon conversion from other share class(es)	842,818	8,776,768
Shares reacquired upon conversion into other share class(es)	(232,443)	(2,444,901)

Net increase (decrease) in shares outstanding	(4,153,004)	$(38,129,871)

Class R6	Shares	Amount

Four months ended August 31, 2021:
Shares sold	619,639	$6,717,047
Shares issued in reinvestment of dividends and distributions	34,468	373,781
Shares purchased	(186,890)	(2,020,614)

Net increase (decrease) in shares outstanding before conversion	467,217	5,070,214
Shares issued upon conversion from other share class(es)	960,036	10,322,675

Net increase (decrease) in shares outstanding	1,427,253	$15,392,889

Year ended April 30, 2021:
Shares sold	1,498,597	$15,661,707
Shares issued in reinvestment of dividends and distributions	54,109	566,590
Shares purchased	(262,967)	(2,731,890)

Net increase (decrease) in shares outstanding before conversion	1,289,739	13,496,407
Shares issued upon conversion from other share class(es)	29,996	316,812

Net increase (decrease) in shares outstanding	1,319,735	$13,813,219

Year ended April 30, 2020:
Shares sold	501,516	$5,194,853
Shares issued in reinvestment of dividends and distributions	30,222	314,004
Shares purchased	(288,785)	(2,911,828)

Net increase (decrease) in shares outstanding before conversion	242,953	2,597,029
Shares issued upon conversion from other share class(es)	18,663	196,735

Net increase (decrease) in shares outstanding	261,616	$2,793,764

*	Effective June 26, 2020, all of the issued and outstanding Class B shares of the Fund converted into Class A shares.

8.    Borrowings

The Trust, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the SCA.

SCA

Term of Commitment	10/2/2020 – 9/30/2021

Total Commitment	$ 1,200,000,000

Annualized Commitment Fee on the Unused Portion of the SCA	0.15%

Annualized Interest Rate on Borrowings	1.30% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

Subsequent to the reporting period end, the SCA has been renewed and effective October 1, 2021 will provide a commitment of $1,200,000,000 through September 29, 2022. The commitment fee paid by the Participating Funds will continue to be .15% of the unused portion of the SCA. The interest on borrowings under the renewed SCA will be paid monthly and at a per annum interest rate of 1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent.

PGIM Muni High Income Fund      61

Notes to Financial Statements (continued)

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund did not utilize the SCA during the reporting period ended August 31, 2021.

9.    Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information .

Bond Obligations Risk: As with credit risk, market risk and interest rate risk, the Fund’s holdings, share price, yield and total return may fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may lose income.

Credit Risk: This is the risk that the issuer, the guarantor or the insurer of a fixed income security, or the counterparty to a contract, may be unable or unwilling to make timely principal and interest payments, or to otherwise honor its obligations. Additionally, fixed income securities could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer or counterparty to pay back debt. The longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the subadviser’s ability to analyze and manage derivative transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to the Fund. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many OTC derivative instruments will not have liquidity beyond the counterparty to the instrument. OTC derivative instruments also involve the risk that the other party will not meet its obligations to the Fund.

The U.S. Government and foreign governments have adopted (and may adopt further) regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements and risk exposure limitations. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, or otherwise adversely affect their performance or disrupt markets.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, may at times result in unusually high market volatility, which could negatively impact performance. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Increase in Expenses Risk: Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.

Interest Rate Risk: The value of your investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration debt securities. For example, a fixed income security with a duration of three years is expected to decrease in value by approximately 3% if interest rates increase by 1%. This is referred to as “duration risk.” When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk.” The Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Junk Bonds Risks: High-yield, high-risk bonds have predominantly speculative characteristics, including particularly high credit risk. Junk bonds tend to have lower market liquidity than higher-rated securities. The liquidity of particular issuers or industries within a particular investment category may shrink or disappear suddenly and without warning. The non-investment grade bond market can experience sudden and sharp price swings and become illiquid due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high profile default or a change in the market’s psychology.

PGIM Muni High Income Fund      63

Notes to Financial Statements (continued)

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

LIBOR Risk: Many financial instruments use or may use a floating rate based on the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. Over the course of the last several years, global regulators have indicated an intent to phase out the use of LIBOR and similar interbank offering rates (“IBORs”). There still remains uncertainty regarding the nature of any replacement rates for LIBOR and the other IBORs as well as around fallback approaches for instruments extending beyond the any phase-out of these reference rates. The lack of consensus around replacement rates and the uncertainty of the phase out of LIBOR and other IBORs may result in increased volatility in corporate or governmental debt, bank loans, derivatives and other instruments invested in by the Fund as well as loan facilities used by the Fund.

The potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be determined. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Certain proposed replacement rates to LIBOR, such as the Secured Overnight Financing Rate (“SOFR”), are materially different from LIBOR, and changes in the applicable spread for instruments previously linked to LIBOR will need to be made in order for instruments to pay similar rates. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to reduced coupons on debt held by the Fund, higher rates required to be paid by the Fund on bank lines of credit due to increases in spreads, increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR and the other IBORs as benchmarks could deteriorate during the transition period, these effects could begin to be experienced by the end of 2021 and beyond until the anticipated discontinuance date in 2023 for the majority of the LIBOR rates.

Liquidity Risk: Liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. The Fund may invest in instruments that trade in lower volumes and are more illiquid than other investments. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Management Risk: The value of your investment may decrease if judgments by the subadviser about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements are incorrect.

Market Disruption and Geopolitical Risks: International wars or conflicts and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern Europe, and the Middle East, possible terrorist attacks in the United States or around the world, public health epidemics such as the outbreak of infectious diseases like the outbreak of COVID-19 globally in 2020 or the 2014–2016 outbreak in West Africa of the Ebola virus, and other similar events could adversely affect the U.S. and foreign financial markets, including increases in market volatility, reduced liquidity in the securities markets and government intervention, and may cause further long-term economic uncertainties in the United States and worldwide generally. The coronavirus pandemic and the related governmental and public responses have had and may continue to have an impact on the Fund’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. Preventative or protective actions that governments may take in respect of pandemic or epidemic diseases may result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. Government intervention in markets may impact interest rates, market volatility and security pricing. The occurrence, reoccurrence and pendency of such diseases could adversely affect the economies (including through changes in business activity and increased unemployment) and financial markets either in specific countries or worldwide.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s

PGIM Muni High Income Fund      65

Notes to Financial Statements (continued)

financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Municipal Bonds Risk: Municipal bonds are subject to credit risk, market risk and interest rate risk. The Fund’s holdings, share price, yield and total return may also fluctuate in response to municipal bond market movements. Municipal bonds are also subject to the risk that potential future legislative changes could affect the market for and value of municipal bonds, which may adversely affect the Fund’s yield or the value of the Fund’s investments in municipal bonds. Certain municipal bonds with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities. Municipal securities of a particular state are vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health epidemics, social unrest and catastrophic natural disasters, such as hurricanes or earthquakes. Many municipal bonds are also subject to prepayment risk, which is the risk that when interest rates fall, issuers may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at a lower interest rate. In addition, income from municipal bonds could be declared taxable because of non-compliant conduct of a bond issuer.

10.    Recent Accounting Pronouncement and Regulatory Developments

In March 2020, the FASB issued Accounting Standard Update (“ASU”) No. 2020-04, which provides optional guidance for applying GAAP to contract modifications, hedging relationships and other transactions affected by the reference rate reform if certain criteria are met. ASU 2020-04 is elective and is effective on March 12, 2020 through December 31, 2022. At this time, management is evaluating the implications of certain provisions of the ASU and any impact on the financial statement disclosures has not yet been determined.

On December 3, 2020, the SEC announced that it voted to adopt a new rule that establishes an updated regulatory framework for fund valuation practices (the “Rule”). The Rule, in part, provides (i) a framework for determining fair value in good faith and (ii) provides for a fund Board’s assignment of its responsibility for the execution of valuation-related activities to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Rule took effect on March 8, 2021, with a compliance date of September 8, 2022. Management is currently evaluating the Rule and its impact to the Fund.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Prudential Investment Portfolios 4 and Shareholders of PGIM Muni High Income Fund

Opinions on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Muni High Income Fund (the “Fund”) as of August 31, 2021, the related statements of operations and changes in net assets for the period from May 1, 2021 through August 31, 2021 and the year ended April 30, 2021, including the related notes, and the financial highlights for the period from May 1, 2021 through August 31, 2021 and the year ended April 30, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2021, and the results of its operations and changes in its net assets for the period from May 1, 2021 through August 31, 2021 and the year ended April 30, 2021, and the financial highlights for the period from May 1, 2021 through August 31, 2021 and the year ended April 30, 2021 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended April 30, 2020 and the financial highlights for each of the periods ended on or prior to April 30, 2020 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated June 15, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

New York, New York

October 19, 2021

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

PGIM Muni High Income Fund	67

Fund Liquidity Risk Management Program (unaudited)

Consistent with Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “LRMP”). The Fund’s LRMP seeks to assess and manage the Fund’s liquidity risk, which is defined as the risk that the Fund is unable to meet investor redemption requests without significantly diluting the remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) has approved PGIM Investments LLC (“PGIM Investments”), the Fund’s investment manager, to serve as the administrator of the Fund’s LRMP. As part of its responsibilities as administrator, PGIM Investments has retained a third party to perform certain functions, including providing market data and liquidity classification model information.

The Fund’s LRMP includes a number of processes designed to support the assessment and management of its liquidity risk. In particular, the Fund’s LRMP includes no less than annual assessments of factors that influence the Fund’s liquidity risk; no less than monthly classifications of the Fund’s investments into one of four liquidity classifications provided for in the Liquidity Rule; a 15% of net assets limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); establishment of a minimum percentage of the Fund’s assets to be invested in investments classified as “highly liquid” (as defined under the Liquidity Rule) if the Fund does not invest primarily in highly liquid investments; and regular reporting to the Board.

At a meeting of the Board on March 2-5, 2021, PGIM Investments provided a written report (“LRMP Report”) to the Board addressing the operation, adequacy, and effectiveness of the Fund’s LRMP, including any material changes to the LRMP for the period from January 1, 2020 through December 31, 2020 (“Reporting Period”). The LRMP Report concluded that the Fund’s LRMP was reasonably designed to assess and manage the Fund’s liquidity risk and was adequately and effectively implemented during the Reporting Period. There were no material changes to the LRMP during the Reporting Period. The LRMP Report further concluded that the Fund’s investment strategies continue to be appropriate given the Fund’s status as an open-end fund.

There can be no assurance that the LRMP will achieve its objectives in the future. Additional information regarding risks of investing in the Fund including liquidity risks presented by the Fund’s investment portfolio, is found in the Fund’s Prospectus and Statement of Additional Information.

68

Tax Information (unaudited)

We are advising you that during the period ended August 31, 2021, the Fund designates the maximum amount allowable per share but not less than the following amounts as exempt-interest dividends in accordance with Section 852(b)(5) of the Internal Revenue Code.

	Per Share
	Class A	Class C	Class Z	Class R6

Tax-Exempt Dividends	$0.11	$0.08	$0.11	$0.12

In January 2022, you will be advised on IRS Form 1099-DIV and/or 1099-INT, if applicable, or substitute forms as to the federal tax status of the dividends received in calendar year 2021.

For more detailed information regarding your state and local taxes, you should contact your tax adviser or the state/local taxing authorities.

PGIM Muni High Income Fund	69

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 98

President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).

		None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 98

Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

		Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Muni High Income Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 95

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).

		Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).	Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 97	Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).

Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).

Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 98

Retired; Executive Committee of the Independent Directors Council (IDC) Board of Governors (since October 2019); Member (since November 2014) of the Governing Council of the IDC (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).

		None.	Since September 2013

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Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 94

A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).

		Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 97

Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).

		None.	Since March 2018

PGIM Muni High Income Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 97

Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.

		Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 97

President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).

		None.	Since January 2012

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Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 98

Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).

		None.	Since March 2010

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer

Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Since December 2005

Dino Capasso 1974 Chief Compliance Officer

Chief Compliance Officer (since July 2019) of PGIM Investments LLC; Chief Compliance Officer (since July 2019) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., and PGIM Short Duration High Yield Opportunities Fund; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.

Since July 2019

PGIM Muni High Income Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Andrew R. French 1962 Secretary	Vice President (since December 2018) of PGIM Investments LLC; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Diana N. Huffman 1982 Assistant Secretary	Vice President and Corporate Counsel (since September 2015) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).	Since March 2019

Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2020

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; and Corporate Counsel (2012-2017) of IIL, Inc.	Since June 2020

Debra Rubano 1975 Assistant Secretary	Vice President and Corporate Counsel (since November 2020) of Prudential; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).	Since December 2020

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since September 2019

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since September 2019
Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since September 2019

Dana E. Cordes 1978 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance (since June 2021) of Prudential; formerly, Director Global Financial Crimes Unit (December 2015 to June 2021) of Prudential; formerly, Director, Operational Risk Management for Prudential Real Estate Investors (January 2010 to December 2015).	Since September 2021

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, Target Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

PGIM Muni High Income Fund

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of PGIM Muni High Income Fund (the “Fund”)1 consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with PGIM, Inc. (“PGIM”) on behalf of its PGIM Fixed Income unit (“PGIM Fixed Income”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 7-10, 2021 and approved the renewal of the agreements through July 31, 2022, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and PGIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 7-10, 2021.

The Trustees determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a

[1]	PGIM Muni High Income Fund is the sole series of Prudential Investment Portfolios 4.

PGIM Muni High Income Fund

Approval of Advisory Agreements (continued)

management agreement, and between PGIM Investments and PGIM, which, through its PGIM Fixed Income unit, serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and PGIM Fixed Income. The Board noted that PGIM Fixed Income is affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Fixed Income, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and PGIM Fixed Income, and also considered the qualifications, backgrounds and responsibilities of PGIM Fixed Income’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and PGIM Fixed Income’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PGIM Investments and PGIM Fixed Income. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PGIM Investments and PGIM Fixed Income.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by PGIM Fixed Income, and that there was a reasonable

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basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and PGIM Fixed Income under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments and PGIM Fixed Income

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIM Fixed Income and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), and benefits to its reputation as well as other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by PGIM Fixed Income

PGIM Muni High Income Fund

Approval of Advisory Agreements (continued)

included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments and PGIM Fixed Income were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2020.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended April 30, 2020. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider fees and expenses, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	2nd Quartile	2nd Quartile	2nd Quartile

Actual Management Fees: 3rd Quartile

Net Total Expenses: 3rd Quartile

●	The Board noted that the Fund outperformed its benchmark index over the ten-year period, though it underperformed over the other periods.

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●	The Board also noted PGIM Investments’ assertion that the Fund has strong returns over the long term as demonstrated by its 10-year performance.

●

The Board noted that, effective April 1, 2020, PGIM Investments contractually reduced its management fee schedule. The current contractual fee rate schedule is as follows: 0.49% up to $1 billion; 0.44% over $1 billion.

●

The Board noted that, effective April 1, 2020, PGIM Fixed Income contractually reduced its subadvisory fee schedule. The current contractual fee rate schedule is as follows: 0.245% up to $1 billion; 0.22% over $1 billion.

●

PGIM Investments has contractually agreed, through December 31, 2022, to limit (exclusive of certain fees and expenses) total annual fund operating expenses after fee waivers and/or expense reimbursements to 0.58% of average daily net assets for Class Z shares, and 0.49% of average daily net assets for Class R6 shares.

●

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

●	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.

●	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*  *  *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Muni High Income Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgim.com/investments

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding ● Kevin J. Bannon ● Scott E. Benjamin ● Linda W. Bynoe ● Barry H. Evans ● Keith F. Hartstein ● Laurie Simon Hodrick ● Stuart S. Parker ● Brian K. Reid ● Grace C. Torres

OFFICERS
Stuart S. Parker, President ● Scott E. Benjamin, Vice President ● Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer ● Claudia DiGiacomo, Chief Legal Officer ● Dino Capasso, Chief Compliance Officer ● Dana E. Cordes, Anti-Money Laundering Compliance Officer ● Andrew R. French, Secretary ● Melissa Gonzalez, Assistant Secretary ● Diana N. Huffman, Assistant Secretary ● Kelly A. Coyne, Assistant Secretary ● Patrick E. McGuinness, Assistant Secretary ● Debra Rubano, Assistant Secretary ● Lana Lomuti, Assistant Treasurer ● Russ Shupak, Assistant Treasurer ● Elyse M. McLaughlin, Assistant Treasurer ● Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	PGIM Fixed Income	655 Broad Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM Muni High Income Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM MUNI HIGH INCOME FUND

SHARE CLASS	A	C	Z	R6
NASDAQ	PRHAX	PHICX	PHIZX	PHIQX
CUSIP	74440M104	74440M302	74440M401	74440M609

MF133E

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Ms. Grace C. Torres, member of the Board’s Audit Committee is an “audit committee financial expert,” and that she is “independent,” for purposes of this item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal period May 1, 2021 through August 31, 2021, the Registrant’s principal accountant was PricewaterhouseCoopers LLP (“PwC”). For the fiscal period ended August 31, 2021, PwC billed the Registrant $29,625 for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

For the fiscal year ended April 30, 2021, the Registrant’s principal accountant was PricewaterhouseCoopers LLP (“PwC”). For the fiscal year ended April 30, 2021, PwC billed the Registrant $39,500 for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

For the fiscal year ended April 30, 2020, the Registrant’s principal accountant was KPMG LLP (“KPMG”). For the fiscal year ended April 30, 2020, KPMG billed the Registrant $39,950 for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

  For the fiscal period May 1, 2021 through August 31, 2021, PwC did not bill the Registrant for audit-related services

For the fiscal year ended April 30, 2021, PwC did not bill the Registrant for audit-related services.

For the fiscal year ended April 30, 2021, fees of $5,075 were billed to the Registrant for services rendered by KPMG in connection with the auditor transition.

For the fiscal year ended April 30, 2020, fees of $1,418 were billed to the Registrant for services rendered by KPMG in connection with an accounting system conversion and were paid by The Bank of New York Mellon.

(c) Tax Fees

For the fiscal period May 1, 2021 through August 31, 2021 and the fiscal years ended April 30, 2021 and April 30, 2020: none.

(d) All Other Fees

For the fiscal period May 1, 2021 through August 31, 2021 and the fiscal years ended April 30, 2021 and April 30, 2020: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PGIM MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent

Accountants

The Audit Committee of each PGIM Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services.

Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the PGIM Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the PGIM Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal period May 1, 2021 through August 31, 2021 and the fiscal years ended April 30, 2021 and April 30, 2020, 100% of the services referred to in Item 4(b) was approved by the audit committee.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal period May 1, 2021 through August 31, 2021 and fiscal years ended April 30, 2021 and April 30, 2020 was $0, $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as the Registrant’s principal accountant has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Controls and Procedures - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable.

Item 13 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1 – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Investment Portfolios 4

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	October 19, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	October 19, 2021

By:	/s/ Christian J. Kelly
Christian J. Kelly
Treasurer and Principal Financial and Accounting Officer

Date:	October 19, 2021